                                                                  Exhibit 10.18

Lease: 1770 G Street Between American Intercontinental University, Inc., a Georgia Corporation (Tenant) and a District of Columbia limited partnership (Landlord)



                     -------------------------------------
                     -------------------------------------

                                 LEASE AGREEMENT

                                     between

                      THE 1770 G STREET LIMITED PARTNERSHIP

                                   as Landlord

                                       and

                   AMERICAN INTERCONTINENTAL UNIVERSITY, INC.

                                    as Tenant


                                     June 30, 1998
                                   -----------



                     -------------------------------------
                     -------------------------------------



                                TABLE OF CONTENTS
                                -----------------

                                                                                                                  Page
                                                                                                                  ----
ARTICLE 1
         THE PREMISES................................................................................................1
         SECTION 1.1            Premises.............................................................................1
         SECTION 1.2            Use of Common Areas..................................................................2
         SECTION 1.3            Satellite Dishes.....................................................................2

ARTICLE 2
         LEASE TERM..................................................................................................4
         SECTION 2.1            Term.................................................................................4
         SECTION 2.2            Lease Commencement Date..............................................................4
         SECTION 2.3            Renewal..............................................................................5

ARTICLE 3
         RENT........................................................................................................6
         SECTION 3.1            Fixed Rent...........................................................................6
         SECTION 3.2            Late Payment; Interest Charge........................................................7
         SECTION 3.3            Rent Generally.......................................................................8

ARTICLE 4
         ADDITIONAL RENT.............................................................................................8
         SECTION 4.1            Increases in Annual Operating Charges and Increases in Real Estate
                  Taxes..............................................................................................8
         SECTION 4.2            Annual Operating Charges Defined and Real Estate Taxes Defined.......................9
         SECTION 4.3            Statement of Annual Operating Charges and Real Estate Taxes.........................13
         SECTION 4.4            Installment Payments; Proration.....................................................13
         SECTION 4.5            Additional Taxes or Governmental Charges............................................15
         SECTION 4.6            Change In or Contest of Real Estate Taxes...........................................15

ARTICLE 5
         SECURITY DEPOSIT...........................................................................................16
         SECTION 5.1            Amount..............................................................................16
         SECTION 5.2            Application.........................................................................16
         SECTION 5.3            Third Parties.......................................................................17
         SECTION 5.4            Letter of Credit....................................................................17

ARTICLE 6
         USE........................................................................................................18
         SECTION 6.1            Use.................................................................................18
         SECTION 6.2            Compliance with Laws................................................................18
         SECTION 6.3            Trash Sorting.......................................................................19
         SECTION 6.4            Environmental Laws..................................................................19

                                                                                                                  Page
                                                                                                                  ----
ARTICLE 7
         PARKING....................................................................................................20

ARTICLE 8
         ASSIGNMENT AND SUBLETTING..................................................................................20
         SECTION 8.1            Landlord's Consent Required.........................................................20
         SECTION 8.2            Transfers of Interests in Tenant....................................................22

ARTICLE 9
         MAINTENANCE AND REPAIRS....................................................................................22
         SECTION 9.1            Maintenance and Repairs.............................................................22
         SECTION 9.2            Landlord's Maintenance and Repairs..................................................23
         SECTION 9.3            Damage Caused by Tenant.............................................................23

ARTICLE 10
         ALTERATIONS................................................................................................23
         SECTION 10.1           As-Is Condition of Premises.........................................................23
         SECTION 10.2           Tenant's Improvements...............................................................23
         SECTION 10.3           Indemnification for Improvements....................................................25

ARTICLE 11
         SIGNS......................................................................................................25

ARTICLE 12
         TENANT'S EQUIPMENT.........................................................................................26
         SECTION 12.1           Electrical Capacity.................................................................26
         SECTION 12.2           Other Infrastructure................................................................26

ARTICLE 13
          INSPECTIONS BY LANDLORD...................................................................................26

ARTICLE 14
         INSURANCE..................................................................................................27
         SECTION 14.1           Insurance To be Carried.............................................................27
         SECTION 14.2           Indemnity ..........................................................................28
         SECTION 14.3           Increases in Insurance Rates........................................................29
         SECTION 14.4           Notice of Accidents.................................................................29
         SECTION 14.5           Waiver of Subrogation...............................................................30

                                                                                                                  Page
                                                                                                                  ----
ARTICLE 15
         SERVICES AND UTILITIES.....................................................................................30
         SECTION 15.1           Services and Utilities..............................................................30
         SECTION 15.2           Interruption of Services and Utilities..............................................32
         SECTION 15.3           Conservation Controls...............................................................32

ARTICLE 16
         LIABILITY OF LANDLORD......................................................................................33
         SECTION 16.1           No Liability of Landlord............................................................33
         SECTION 16.2           Transfer by Landlord................................................................33
         SECTION 16.3           Disputed Payments...................................................................33
         SECTION 16.4           Extent of Landlord's Liability......................................................34

ARTICLE 17
         RULES AND REGULATIONS......................................................................................34

ARTICLE 18
         DAMAGE OR DESTRUCTION......................................................................................35
         SECTION 18.1           Casualty............................................................................35
         SECTION 18.2           Limitations on Landlord's Obligations...............................................36
         SECTION 18.3           Right to Terminate..................................................................36

ARTICLE 19
         CONDEMNATION...............................................................................................36
         SECTION 19.1           Termination for Condemnation........................................................36
         SECTION 19.2           Award...............................................................................36

ARTICLE 20
         DEFAULT ...................................................................................................37
         SECTION 20.1           Defaults by Tenant..................................................................37
         SECTION 20.2           Landlord's Rights...................................................................38
         SECTION 20.3           Liquidated Damages..................................................................38
         SECTION 20.4           Landlord's Rights Cumulative........................................................39
         SECTION 20.5           No Waiver By Landlord...............................................................39
         SECTION 20.6           Landlord's Right to Cure............................................................40
         SECTION 20.7           Default by Landlord.................................................................40
         SECTION 20.8           Attorney's Fees.....................................................................41

ARTICLE 21
         SUBORDINATION AND ATTORNMENT...............................................................................41
         SECTION 21.1           Subordination.......................................................................41
         SECTION 21.2           Attornment..........................................................................42

                          -----------------------------

                                                                                                                  Page
                                                                                                                  ----
ARTICLE 22
         DELIVERY AT END OF LEASE TERM..............................................................................42
         SECTION 22.1           Surrender of Premises...............................................................42
         SECTION 22.2           Holding Over........................................................................42

ARTICLE 23
         COVENANTS OF LANDLORD AND RESERVATION OF RIGHTS............................................................43
         SECTION 23.1           Covenants of Landlord...............................................................43
         SECTION 23.2           Landlord's Reservation of Rights....................................................43

ARTICLE 24
         GENERAL PROVISIONS.........................................................................................44
         SECTION 24.1           Representations by Landlord.........................................................44
         SECTION 24.2           No Partnership......................................................................45
         SECTION 24.3           Brokers.............................................................................45
         SECTION 24.4           Tenant Estoppel Certificates........................................................45
         SECTION 24.5           Waiver of Jury Trial................................................................46
         SECTION 24.6           Notices.............................................................................46
         SECTION 24.7           Partial Invalidity..................................................................47
         SECTION 24.8           Pronouns............................................................................47
         SECTION 24.9           Successors and Assigns..............................................................47
         SECTION 24.10          Entire Agreement....................................................................47
         SECTION 24.11          Governing Law.......................................................................47
         SECTION 24.12          Section Headings....................................................................48
         SECTION 24.13          No Offer............................................................................48
         SECTION 24.14          Multiple Counterparts...............................................................48
         SECTION 24.15          Time of Essence.....................................................................48
         SECTION 24.16          Conflict............................................................................48
         SECTION 24.17          [Intentionally Omitted].............................................................48
         SECTION 24.18          Joint and Several Liability.........................................................48
         SECTION 24.19          Force Majeure.......................................................................48
         SECTION 24.20          No Construction of Lease Against Drafter............................................49


                                    EXHIBITS

A-1      -        The Phase I Premises
A-2      -        The Permanent Premises
B        -        Certificate of Lease Commencement Date
C        -        Building Rules and Regulations
D        -        Janitorial Services




E        -        Contractor Rules and Regulations
F        -        Work Agreement
G        -        Form of Letter of Credit
H        -        Sample Form of Subordination, Nondisturbance and Attornment
                  Agreement

                                 LEASE AGREEMENT
                                 ---------------


          THIS LEASE AGREEMENT (the "Lease") is made as of the ____ day of ______________, 1998, by and between THE 1770 G STREET LIMITED PARTNERSHIP, a District of Columbia limited partnership ("Landlord"), and AMERICAN INTERCONTINENTAL UNIVERSITY, INC., a Georgia corporation ("Tenant").


                                    RECITALS:
                                    ---------


         A. Landlord is the owner of an office and retail building (the "Building"), located at 1776 G Street, N.W., Washington, D.C. The land on which the Building is located is known as Lot 70, Square 169 in the District of Columbia ("Land"). The Land, the Building and all other improvements thereon and the common areas and appurtenances thereto are collectively referred to herein as the "Property".

         B. Tenant desires to hire and lease space in the Building and Landlord is willing to demise and lease space in the Building to Tenant, upon the terms, conditions, covenants and agreements set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, One Dollar ($1.00), the covenants and agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree as set forth below.


                                    ARTICLE 1
                                  THE PREMISES
                                  ------------

SECTION 1.1 Premises

         (a) Landlord hereby demises and leases to Tenant and Tenant hereby hires and leases from Landlord, for the term and upon the terms, conditions, covenants and agreements herein provided, space located on the lower level of the Building as follows:

                  (i) Approximately 13,758 rentable square feet, measured in accordance with the 1995 GWCAR Standard Method of Measurement, as shown on Exhibit A-1 attached hereto (the "Phase I Premises").

                  (ii) Approximately 32,632 rentable square feet (which includes the Phase I Premises), measured in accordance with the 1995 GWCAR Standard Method of Measurement, as shown on Exhibit A-2 attached hereto (the "Permanent Premises"). (The portion of the Permanent Premises that is not part of the Phase I Premises is the "Phase II Premises").

Whichever of the Phase I Premises or the Permanent Premises is then leased by Tenant is hereinafter sometimes referred to as the "Premises". (The number of rentable square feet of area in the Premises shall be subject to Tenant's right to make a written request for a final measurement of the Premises before this Lease is executed. If Tenant request a final measurement, such measurement shall be conducted jointly by Landlord's architect and Tenant's architect or design specialist before this Lease is executed and such measurement shall be based upon the 1995 GWCAR Standard Method of Measurement.)

         (b) Tenant shall not commence making Improvements in, or otherwise use or occupy, the Phase II Premises until December 1, 1998; from and after December 1, 1998, all obligations thereafter arising under this Lease relating to the Premises shall apply to both the Phase I Premises and the Phase II Premises, and Tenant's rent obligations shall apply to both the Phase I Premises and the Phase II Premises (subject to any abatement period applicable to the latter). Such rent obligations include the obligation to pay additional rent under Article 4 below on both the Phase I Premises and the Phase II Premises.

SECTION 1.2 Use of Common Areas

         The lease of the Premises includes the right, together with other tenants of the Building and members of the public, to use the common public areas of the Property but includes no other rights not specifically set forth herein.

SECTION 1.3 Satellite Dishes

         (a) Subject to the terms of this Section, Tenant may install, or request Landlord to install at Tenant's expense and risk, one or more antenna(e) or satellite communications dishes and appurtenant equipment (each, a "Satellite Dish") on the roof of the Building. A Satellite Dish may be installed by Tenant only for purposes incident to Tenant's use of the Premises, and not as a separate business or for use by third parties other than permitted subtenants.

         (b) Tenant shall bear all of the cost and expense of designing, purchasing, installing, operating, maintaining, repairing, removing and replacing any Satellite Dish, and for repairing and restoring any damage to the Property or to Landlord's or any other tenant's property arising therefrom. No Satellite Dish shall be permitted if its installation will void or adversely affect any warranty of the roof or if its installation and/or operation would otherwise materially adversely affect the Building. Landlord may require that any Satellite Dish be installed at Tenant's expense by Landlord's contractors, or that Tenant utilize contractors approved by Landlord for such purpose. Provided that Landlord's personnel are available to escort Tenant and its contractors (except in an emergency, when no escort shall be required), Tenant and its contractors shall have access to the roof of the Building, subject to
Article 17 below and Exhibit C hereof, for the foregoing purposes.

         (c) Tenant shall be responsible for obtaining any and all governmental permits, approvals, licenses and certificates necessary for the installation and operation of a Satellite Dish, and shall comply with all laws, statutes, ordinances, codes, rules and regulations, and insurance requirements relating thereto, including (without limitation) building and zoning codes. Without limiting Tenant's obligations under the preceding sentence, Tenant acknowledges that the permission of the United States Commission on Fine Arts is required for the installation of a Satellite Dish on the Building. Landlord shall cooperate with Tenant in such efforts. All expenses shall be borne by Tenant.

         (d) No Satellite Dish shall be permitted if it interferes with transmissions to or from any other satellite communications dish, antenna, other transmitting equipment, telecommunications system, or other computer or electronic equipment then on, in or near the Building. Tenant shall be afforded a reasonable opportunity to avoid, ameliorate or cure any such interference problem, but shall be solely liable for any damage incurred by a third party as a result of interference from any Satellite Dish. Landlord shall use reasonable efforts, at Tenant's expense, to prevent any third party who installs a Satellite Dish after Tenant has done so from interfering with transmissions to or from any previously-installed Satellite Dish used by Tenant.

         (e) Each Satellite Dish shall be installed in a manner reasonably acceptable to Landlord. In addition to other factors set forth elsewhere in this Section, Landlord may consider the quality of the proposed physical installation and its safety, and the size, shape and appearance of each Satellite Dish and its effect on the Building's appearance.

         (f) Tenant shall pay Landlord, as additional rent, the sum of One Thousand Five Hundred Dollars ($1,500) per month per Satellite Dish, such amount to be increased at the commencement of each Lease Year by the rate of increase between the last CPI published before the date of this Lease and the last CPI published before the start of the then-applicable Lease Year. As used herein, "CPI" means the Consumer Price Index for Washington, D.C.-Maryland-Virginia-West Virginia (November 1996 = 100) as published from time to time by the United States Bureau of Labor Statistics or, if such index is discontinued, a comparable index selected by Landlord in its reasonable discretion and an appropriate conversion factor shall be used to accommodate the transition between the two indices.

         (g) Notwithstanding any provision of this Lease to the contrary, in the event Tenant breaches any of the provisions of this Section beyond the expiration of any applicable notice and/or cure periods under Section 20.1 below, then, as an additional remedy, Landlord may require Tenant to remove the offending Satellite Dish and, if Tenant does not promptly do so, Landlord may do so at Tenant's expense as additional rent.

         (h) Notwithstanding any provision of this Lease to the contrary, unless agreed to by Landlord and Tenant at the time Tenant receives permission to install a Satellite Dish, all Satellite Dishes shall remain the property of Tenant during and after installation and shall be removed by Tenant at its expense at the expiration or earlier termination of the Lease Term as if Section
22.1 below applied thereto. If Tenant does not promptly do so, Landlord may do so at Tenant's expense as additional rent.

         (i) Tenant's rights under this Section are non-exclusive.

                                    ARTICLE 2
                                   LEASE TERM
                                   ----------

SECTION 2.1 Term

         The term of this Lease ("Lease Term") shall commence on the Lease Commencement Date (hereinafter defined) as determined pursuant to Section 2.2 hereof, and shall end on (a) the day preceding the one hundred twenty-seventh (127th) monthly anniversary of the Lease Commencement Date, if the Lease Commencement Date occurs on the first day of a month, or (b) the last day of the month which includes the one hundred twenty-seventh (127th) monthly anniversary of the Lease Commencement Date, if the Lease Commencement Date occurs on a day which is other than on the first day of a month, unless the Lease Term is terminated earlier in accordance with the provisions of this Lease. Except as may otherwise be specified, if there is any renewal or extension of the Lease Term, then the defined term "Lease Term" shall include any renewal or extension term.

SECTION 2.2 Lease Commencement Date

         (a) The Lease Commencement Date shall be July 1, 1998 or such later date on which Landlord delivers possession of the Phase I Premises to Tenant ("Lease Commencement Date").

         (b) It is presently anticipated that the Phase I Premises will be made available to Tenant for occupancy on July 1, 1998 and the Phase II Premises will be made available on December 1, 1998; provided, however, if Landlord is unable for any reason to deliver possession of the Premises by such dates, Landlord shall not have any liability whatsoever to Tenant on account of Landlord's inability to deliver possession of the Premises to Tenant and this Lease shall not be rendered void or voidable as a result of such delay except as provided below. If Landlord fails, for any reason, to deliver exclusive possession of the Phase I Premises to Tenant on or before October 31, 1998, then in addition to any other remedies available to Tenant at law or in equity, Tenant may elect to cancel this Lease by written notice to Landlord delivered at any time prior to Landlord's delivery of exclusive possession of the Phase I Premises. If Landlord fails, for any reason, to deliver exclusive possession of the Phase II Premises to Tenant on or before March 31, 1999, then, in addition to any other remedies available to Tenant at law or in equity, Tenant may elect to cancel this Lease by written notice to Landlord delivered at any time prior to the first to occur of April 30, 1999 or Landlord's delivery of exclusive possession of the Phase II Premises. Landlord agrees to use diligent efforts to obtain possession of the Phase I and Phase II Premises from the current tenant. Any Lease provision which excuses delays for events of force majeure shall have no applicability to this paragraph.

         (c) Promptly after the Lease Commencement Date, Landlord and Tenant, upon the request of either, shall execute a certificate in the form attached hereto as Exhibit B setting forth the Lease Commencement Date and the date on which the Lease Term shall expire.

SECTION 2.3 Renewal

         (a) Provided (i) no default under this Lease exists at the time notice is given or at the expiration of the initial Lease Term and (ii) that Tenant or an assignee permitted pursuant to Article 8 hereof is in occupancy of at least seventy-five percent (75%) of the Premises at the expiration of the initial Lease Term, Tenant shall have the right and option, exercisable by giving written notice thereof at least twelve (12) months but not more than fifteen
(15) months prior to the expiration of the initial Lease Term, to extend the Lease Term for one (1) period of five (5) years, and, upon the giving of such notice, this Lease shall automatically be extended for such five (5) year period and no instrument of extension need be executed. In the event that Tenant fails to give such notice to Landlord as herein provided, this Lease shall automatically terminate at the end of the initial Lease Term and Tenant shall have no further right or option to extend this Lease.

         (b) The extended Lease Term shall be upon the same covenants, agreements, provisions, terms and conditions as the original Lease Term, except that Tenant shall have no further options to renew or extend the Lease Term and that fixed annual rent during the extended Lease Term shall equal the fair market rental value of the Premises as of the commencement date of the extended Lease Term. The fair market rental value shall be determined by comparison to transactions involving other renewal, not new, tenants. If the parties cannot agree on the fair market rental value within thirty (30) days after Tenant gives notice of extension, the fair market rental value shall be determined by the Three Broker Method (as defined below); provided, however, that if the fair market rental is determined pursuant to the Three Broker Method, then upon the rendering of such decision, Tenant shall be entitled to rescind its exercise of its extension option provided such rescission is exercised by an irrevocable written notice given to Landlord not more than ten (10) days after the fair market rental has been determined and the parties have been notified thereof. No such rescission shall be effective unless Tenant pays Landlord's reasonable out-of-pocket expenses incurred in connection with such option, including, without limitation, all costs incurred with respect to the determination of fair market rental.

         (c) The "Three Broker Method" used to determine fair market rental value shall be applied as follows. Either Landlord or Tenant (the "First Party") may initiate a determination of the fair market rental value by delivering written notice to the other (the "Second Party") of the name of a real estate broker or salesman who has at least ten (10) years of experience as a broker or salesman for the leasing of office space in downtown Washington, D.C. Within ten
(10) days after receipt of such notice, the Second Party shall name a real estate broker or salesman who meets the same criteria by written notice to the First Party. If the Second Party fails to name such a broker or salesman within such period, then the fair market rental value established by the broker or salesman named by the First Party shall be the rental. If the Second Party does name such a broker or salesman, then within fifteen (15) days the two brokers or salesmen shall together appoint a third broker or salesman who meets the same criteria and within an additional fifteen (15) days the three brokers or salesmen shall jointly determine the fair market rental value, which shall be the rental. Each broker or salesman shall consider all components of this Lease. Fair market rental value shall be determined with reference to the average or normal value being achieved by landlords in lease renewals entered into with private sector tenants for comparable space in comparable buildings in equally desirable locations within downtown

Washington, D.C. assuming operating expense and real estate tax pass-throughs and consumer price index or fixed increases corresponding to those contained in this Lease (if any). If the three brokers or salesmen cannot agree to a fair market rental value, the average of the determinations of the brokers or salesmen who are closest to each other shall be binding and conclusive (or, if the middle broker or salesman is exactly midway between the other two, the middle determination shall be binding and conclusive). Each party shall pay all costs, fees and expenses of the broker or salesman selected by it and the parties shall equally share the costs, fees and expenses of the third broker or salesman.


                                    ARTICLE 3
                                      RENT
                                      ----

SECTION 3.1 Fixed Rent

         Tenant shall pay to Landlord as "fixed annual rent" for each Lease Year for the Premises, without notice, set-off, counterclaim, deduction or demand except as specifically provided for in this Lease, the following amounts:

                Lease Year                   Fixed Annual Rent Per Rentable Square Foot
                ----------                   ------------------------------------------

                    1                                          $23.25
                    2                                          23.72
                    3                                          24.19
                    4                                          24.67
                    5                                          25.17
                    6                                          27.42
                    7                                          27.96
                    8                                          28.52
                    9                                          29.09
                    10                                         29.68
                    11                                         30.27
           (partial Lease Year)

The foregoing amounts are subject to increase under Section 15.1(d) below. Fixed annual rent shall be payable in equal monthly installments beginning on the Lease Commencement Date and thereafter monthly, in advance, on the first day of each month during the Lease Term (each such monthly installment being referred to herein as "fixed monthly rent"); provided, however, that fixed monthly rent shall be abated as follows:


                      Fixed Monthly Rent Is Abated/Payable
                      ------------------------------------

Month*                      Phase I Premises                   Phase II Premises
------                      ----------------                   -----------------

July 1998                   payable                            n/a
August 1998                 payable                            n/a
September 1998              abated                             n/a
October 1998                abated                             n/a
November 1998               abated                             n/a
December 1998               abated                             abated
January 1999                payable                            abated
February 1999               payable                            abated
March 1999                  payable                            abated
April 1999                  payable                            abated
May 1999                    payable                            abated

*These dates assume a Lease Commencement Date of July 1, 1998 and delivery of the Phase II Premises to Tenant on December 1, 1998. If the foregoing assumption(s) proves to be incorrect, then the abatement shall be appropriately adjusted to provide Tenant with the same economic benefit.

Commencing June 1, 1999 (or such later date as shall be applicable if the above schedule is revised as set forth above), fixed monthly rent shall be due and payable on the entire Premises. If rent should abate pursuant to the terms of the Lease (for any reason other than foregoing "free rent" periods) at any time when Tenant is intended to receive the economic benefits of "free rent," then such abatement shall be continued for so long as is necessary for Tenant to receive the economic benefits of the foregoing "free rent" period. Concurrently with the signing of this Lease, Tenant shall pay to Landlord a sum equal to one
(1) month's fixed monthly rent for the Permanent Premises, forty-one percent (41%) of which sum shall be credited by Landlord against the fixed monthly rent due for the first full calendar month of the Lease Term, and fifty-nine percent (59%) of which shall be credited by Landlord against the fixed monthly rent due for the month of June 1999 (or such later date as shall be applicable if the above schedule is revised as set forth above). If the Lease Commencement Date is a date other than the first day of a month, rent from such date until the first day of the following month shall be prorated at the rate of one-thirtieth (1/30th) of the fixed monthly rent for each day. As used herein, the first "Lease Year" shall mean the period commencing on the Lease Commencement Date and continuing for any partial calendar month in which the Lease Commencement Date occurs and for twelve (12) full calendar months thereafter. Each successive twelve (12) month period thereafter during the Term shall constitute a subsequent "Lease Year", except that the last Lease Year shall end on the expiration of this Lease.

SECTION 3.2 Late Payment; Interest Charge

         If Tenant fails to make any payment of rent within ten (10) days after the date such payment is due and payable, as evidenced, with respect to fixed annual rent, by a schedule to be provided by Landlord to Tenant (such schedule to be subject to revision from time to time including, without limitation, if the Lease Commencement Date is other than July 1, 1998 and/or if the Phase II Premises are delivered to Tenant on a date after December 1, 1998), Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such payment, together with interest on said overdue amount from the due date until paid at the Default Rate (as defined below). Such late charges and interest shall constitute additional rent due hereunder, shall be paid within five (5) days after demand therefor by Landlord and shall be in addition to all other rights and remedies provided to Landlord in this Lease. Past due amounts owed by Landlord to Tenant shall also accrue interest at the Default Rate. For purposes of this Lease, the "Default Rate" shall mean the "prime rate" published from time to time by The Wall Street Journal in its "money rates" section plus two percentage points, but in no event at a rate which is higher than the legal limit. The provisions of this Section are separate from, and Landlord's rights and remedies are in addition to, the provisions of Article 20 below.

SECTION 3.3 Rent Generally

         As used in this Lease, "rent" includes all fixed annual rent, fixed monthly rent, all sums payable under Article 4 below, all additional rent and all other sums due to Landlord under this Lease, however called. All rent payable by Tenant shall be paid to Landlord in lawful money of the United States of America at the office of Landlord or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. Unless specifically stated otherwise in this Lease, all rent payable under this Lease shall be paid in full by Tenant, in advance, without notice or demand and without set-off, deduction, recoupment, abatement, counterclaim or adjustment of any kind; additional rent for which no due date is otherwise specified in this Lease is due and payable as aforesaid but within ten (10) days after demand is made (instead of in advance). Tenant's covenant to pay rent is an independent covenant. If Landlord shall at any time or times accept rent to which Landlord is entitled hereunder after the same shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute, or be construed as, a waiver of any or all of Landlord's rights hereunder. Tenant's obligation for the payment of rent shall survive the expiration or sooner termination of this Lease.


                                    ARTICLE 4
                                 ADDITIONAL RENT
                                 ---------------

SECTION 4.1 Increases in Annual Operating Charges and Increases in Real Estate
            Taxes

         (a) From and after January 1, 2000, Tenant shall pay to Landlord Tenant's proportionate share of the amount by which the Annual Operating Charges (as hereinafter defined) incurred by Landlord in the operation of the Property during each operating year falling entirely or partly within the Lease Term exceed the Annual Operating Charges incurred by Landlord in the operation of the Property during calendar year 1999 ("Operating Charges Base Year"). For purposes of this Section 4.1(a), Tenant's proportionate share of such increase shall be a percentage equal to the rentable square footage of the Premises divided by the rentable square footage of the Building, excluding any retail space and storage space. As used in this

Lease, an "operating year" is the period beginning on January 1 and ending on the next December 31, both dates inclusive, or any portion of such period.


         (b) From and after January 1, 2000, Tenant shall pay to Landlord Tenant's proportionate share of the amount by which the Real Estate Taxes (as hereinafter defined) actually paid by Landlord during each operating year falling entirely or partly within the Lease Term exceed the Real Estate Taxes actually paid by Landlord during calendar year 1999 ("Real Estate Taxes Base Year"). For purposes of this Section 4.1(b), Tenant's proportionate share of such increase shall be a percentage equal to the rentable square footage of the Premises divided by the rentable square footage of the Building, excluding storage space.

SECTION 4.2 Annual Operating Charges Defined and Real Estate Taxes Defined

         (a) The "Annual Operating Charges" are defined as the sum of all costs and expenses incurred by or on behalf of Landlord in operating, owning, managing, insuring, securing and maintaining the Property or any part thereof, including, without limitation, all costs and expenses of: operating, equipping, maintaining, repairing, replacing, policing, painting and cleaning, lighting, heating, ventilating and air-conditioning equipment, signage and access control for or of the Property; salaries, fringe benefits and other compensation, however denominated, of all personnel engaged in operating and maintenance of the Property (including, but not limited to, health, accident and group life insurance and the cost of uniforms, equipment and employment taxes); alarm systems; elevators and escalators; all insurance whatsoever, including, without limitation, liability insurance for personal injury, death and property damage (including, without limitation, to Landlord's personal property), insurance against fire, extended coverage, theft or other casualties, worker's compensation insurance covering personnel, fidelity bonds for personnel, insurance against liability for defamation and claims of false arrest occurring in the Building, or on and about the Property, rent loss insurance, sprinkler leakage insurance, and plate glass insurance for glass serving the common areas of the Property; all supplies and materials; maintenance, repair and replacement of all exterior glass; storage, removal and other costs associated with debris; the costs of any capital improvements or other costs (i) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Property, or (ii) incurred after the date hereof that are required under any governmental law or regulation enacted after the date hereof (provided, however, that if any such costs described in (i) or (ii) above is a capital expenditure, such costs shall be amortized [including interest on the unamortized costs] over its useful life as Landlord shall reasonably determine); coordination and use of any loading dock serving the Building; repair or replacement of awnings, paving, curbs, walkways, interior and exterior landscaping, drainage, pipes, ducts, conduits and similar items, lighting facilities and the roof; the rental of music program services and loudspeaker systems, and the maintenance and repair of such equipment; all costs and expenses associated with Landlord's management office, Landlord's storage areas and other management facilities in the Building and the equipment therein; lobby attendant (if any) and concierge (if any); energy management services, maintenance contracts, window cleaning, snow removal, elevator maintenance, char and janitorial service and trash removal; personal property taxes on equipment and supplies used in connection with the Property; costs of continuing education and professional and trade association dues for Building management staff; recycling expenses; the costs of any additional services not provided to the Property at the Lease

Commencement Date but thereafter provided by Landlord; cost of water and sewer services; parcel pick-up and delivery services; any costs and expenses of compliance with legal requirements; legal fees not recovered from other parties; accounting fees; management fees and costs paid to the management company managing the Property; fulfillment of Landlord's obligations under one or more vault space or public space agreements with the District of Columbia and under easements, covenants and cost-sharing agreements; and any costs, charges and expenses, in addition to those set forth in this definition, which according to generally accepted accounting principles and practice would be regarded as costs to operate, own, manage, insure, secure or maintain the Property.

         (b) If the Building is less than ninety-five percent (95%) occupied during any operating year (including the Operating Charges Base Year) or part thereof, Annual Operating Charges shall include all additional costs and expenses of operation, management, insuring, securing and maintenance of the Property which Landlord reasonably determines that it would have paid or incurred during such operating year if the Building had been ninety-five percent (95%) occupied.

         (c) Annual Operating Charges shall not include the following:

                  (A) The cost of the original construction or any capital addition made to the Building, including the cost to prepare space for occupancy by a new tenant, except as specifically set forth above.

                  (B) Repairs or other work occasioned by fire, windstorm or other insured casualty or hazard to the extent that Landlord receives proceeds of such insurance to be used for such purpose.

                  (C) Leasing commissions, marketing and advertising expenses and other costs incurred in leasing or procuring renewal or new tenants, including (without limitation) attorney's fees and space planning costs.

                  (D) Repairs or rebuilding necessitated by condemnation to the extent that Landlord receives an award.

                  (E) Depreciation and amortization of the Building and its equipment.

                  (F) Any ground or underlying lease rental.

                  (G) Debt expenses and interest, principal, points and fees on debts, or amortization on any mortgage or other debt instrument encumbering the Building or the Land.

                  (H) Rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement which is not specifically included in Annual Operating Charges.

                  (I) Advertising and promotional expenditures, and costs of signs in or on the Building identifying the owner of the Building or other tenants' signs.

                  (J) Costs, including permit, license and inspection costs, incurred with respect to the installation of improvements made for tenants or other occupants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building.

                  (K) Expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged directly but which are provided to another tenant or occupant of the Building without charge.

                  (L) Costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Building.

                  (M) The amount of the management fee paid or charged by Landlord in connection with the management of the Building to the extent such management fee is in excess of the management fee customarily paid or charged by landlords of first-class buildings in downtown Washington, D.C.

                  (N) Salaries and other benefits paid to the employees of Landlord to the extent customarily included in or covered by a management fee paid or charged by landlords of first-class buildings in downtown Washington, D.C. in connection with the management of such properties, provided that in no event shall Annual Operating Charges include salaries and/or benefits attributable to personnel above the level of Building manager.

                  (O) The amount of rent for any office space occupied by Building management personnel to the extent the size or fair market rental value of such office space exceeds the size or fair market rental value of office space occupied by management personnel of first-class buildings in downtown Washington, D.C. (If any such office space is used to manage more than one building, then the rent charged hereunder shall be equitably apportioned.)

                  (P) Amounts paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Building to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis.

                  (Q) Landlord's general corporate overhead and general and administrative expenses.

                  (R) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord unless made a part of Tenant's base.

                  (S) Costs incurred in connection with upgrading the Building's Common Areas to comply with laws, rules, regulations and codes in effect and applicable to the Building's Common Areas prior to the date hereof, including (without limitation) the Americans With Disabilities Act.


                  (T) Tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments and/or to file any income tax or informational returns when due.

                  (U) Costs arising from Landlord's charitable or political contributions.

                  (V) Costs arising from earthquake insurance unless landlords of first-class buildings in downtown Washington, D.C. also carry it.

                  (W) Costs arising from latent defects in the base Building.

                  (X) Costs (including in connection therewith all attorneys' fees and costs of settlement, judgments and payments in lieu thereof) arising from claims, disputes, litigation or arbitration pertaining to Landlord.

                  (Y) Costs associated with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), and costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building.

                  (Z) Any costs expressly excluded from Annual Operating Charges elsewhere in this Lease.

                  (AA) Any Real Estate Taxes and any costs or taxes expressly excluded from Real Estate Taxes in this Lease.

                  (BB) Any other costs not customarily included in Annual Operating Charges (or the definitional equivalents) for other first-class office buildings in downtown Washington, D.C.

         (d) "Real Estate Taxes" means the total of all real estate taxes, business improvement district assessments, ad valorem taxes, transit taxes and other assessments and charges (including payments in lieu of taxes), general and special, ordinary and extraordinary, foreseen or unforeseen, assessed, levied, or imposed upon the Building or the Land which are actually paid during the operating year in question; provided, however, if any assessment is payable in installments, Real Estate Taxes for any operating year shall include only the installments payable in such operating year. Real Estate Taxes shall also include legal costs and other costs and expenses incurred in any appeal of the tax assessment upon which such Real Estate Taxes are based, whether or not such appeal is successful. Such costs and expenses shall be included in Real Estate Taxes for the operating year for which appeal is made without regard to the date such costs are actually incurred. Real Estate Taxes shall not include (i) franchise taxes, gift taxes, capital stock taxes, inheritance taxes, estate taxes, federal and state net income taxes, and other taxes attributable to Landlord's net income (as opposed to rents, receipts or income attributable to the Building or Property), (ii) any items accounted for in Annual Operating Expenses, (iii) any taxes paid directly to the taxing authority by Tenant, and (iv) penalties, interest or late fees levied if Landlord fails to timely pay its Real Estate Taxes if Tenant has paid its proportionate share thereof.

SECTION 4.3 Statement of Annual Operating Charges and Real Estate Taxes

         Except as provided in Section 4.4 below, Landlord shall submit to Tenant each year a statement in reasonable detail setting forth the respective amounts payable by Tenant pursuant to this Article for the preceding operating year for increases in Annual Operating Charges and for increases in Real Estate Taxes. Within thirty (30) days after receipt of such statement, Tenant shall pay to Landlord the amount shown thereon. For all purposes under this Article, Tenant's liability for increases in Annual Operating Charges and Tenant's liability for increases in Real Estate Taxes shall each be calculated separately.

SECTION 4.4 Installment Payments; Proration

         (a) In lieu of accepting from Tenant one annual payment for Tenant's proportionate share of the increase in the Annual Operating Charges and one annual payment for Tenant's proportionate share of the increase in Real Estate Taxes, Landlord shall have the right, from time to time, to require Tenant to make estimated monthly payments on account of the respective amounts Tenant will be obligated to pay pursuant to this Article for each operating year falling entirely or partly within the Lease Term. If Landlord exercises such right, Landlord shall submit to Tenant a statement setting forth Landlord's reasonable estimate of each of the respective amounts Tenant will be obligated to pay pursuant to this Article for the operating year in question, which estimates may be revised by Landlord from time to time during the operating year, and Tenant shall pay to Landlord on the first (1st) day of each month following receipt of such statement during such operating year an amount (separately calculated and payable for each of the estimated increase in Annual Operating Charges and the estimated increase in Real Estate Taxes) equal to such respective estimated amount multiplied by a fraction, the numerator of which is 1 and denominator of which is the number of months during such operating year which fall within the Lease Term and follow the date of the foregoing statement. After the expiration of such operating year, Landlord shall submit to Tenant a statement showing Tenant's proportionate share of the increase in the Annual Operating Charges incurred during such operating year and Tenant's proportionate share of the increase in Real Estate Taxes for such operating year, and the respective aggregate amount of the estimated payments made by Tenant on account of each of the increase in Annual Operating Charges and the increase in Real Estate Taxes.

If the aggregate amount of such estimated payments paid by Tenant for the increase in Annual Operating Charges exceeds Tenant's actual liability for such increase, Landlord shall credit such excess to Tenant's account, subject to
Section 4.4(d) below. If Tenant's actual liability for such increase in the Annual Operating Charges exceeds the estimated payments made by Tenant on account thereof, then Tenant shall pay to Landlord the total amount of such deficiency within thirty (30) days after demand. If the aggregate amount of such estimated payments paid by Tenant for the increase in Real Estate Taxes exceeds Tenant's actual liability for such increase, Landlord shall credit such excess to Tenant's account, subject to Section 4.4(d) below. If Tenant's actual liability for such increase in Real Estate Taxes exceeds the estimated payments made by Tenant on account thereof, then Tenant shall pay to Landlord the total amount of such deficiency within thirty (30) days after demand.

         (b) In the event the Lease Term commences or expires during an operating year, then each of the increase in the Annual Operating Charges to be paid by Tenant for such operating year and the increase in Real Estate Taxes to be paid by Tenant for such operating year shall be determined by multiplying the amount of Tenant's proportionate share thereof for the full operating year by a fraction, the numerator of which is the number of days during such operating year falling within the Lease Term, and the denominator of which is 365. At least thirty (30) days prior to the end of the Lease Term, Landlord may present to Tenant a written statement containing a reasonable estimate of the amounts Tenant would be obligated to pay under this Article if the actual Annual Operating Charges and the actual Real Estate Taxes for the operating year had been determined. Tenant shall be required to pay such estimated amounts on or before the last day of the Lease Term, and if all or any portion of the payments are not made, Landlord shall be entitled to deduct such amount from the Security Deposit, if any. Once the Annual Operating Charges and the Real Estate Taxes for the last operating year of the Lease Term have been determined, Landlord shall provide Tenant with a statement of the actual increase in Annual Operating Charges and the actual increase in Real Estate Taxes for which Tenant is liable. If Tenant owes an additional amount, such amount is due on or before sixty (60) days after receipt of the statement. If Tenant is entitled to a refund, Landlord shall have sixty (60) days from the date of the statement within which to remit payment to Tenant, subject to Section 4.4(d) below.

         (c) The parties' obligation to reconcile increases in Annual Operating Charges and Real Estate Taxes shall survive the expiration or termination of this Lease, and shall be applicable even if no estimated statement is provided under Section 4.4(a) above. Notwithstanding any dispute which may arise in connection with the computation or estimate of the amount due under this Article, Tenant shall be obligated to pay the amount specified by Landlord, without set-off, recoupment, abatement, counterclaim, adjustment or deduction of any kind, pending the resolution of any dispute.

         (d) In the event Tenant is in default under this Lease at the time any credit or payment is otherwise to be made to Tenant under this Section, Landlord may offset against such credit or payment to compensate it for any amount owed by Tenant or for damage incurred or that may be incurred by Landlord as a consequence of said default.

SECTION 4.5 Additional Taxes or Governmental Charges

         In the event that any business, rent, or other taxes, or any governmental charges (including mandates for energy savings) that are now or hereafter levied upon Tenant's use or occupancy of the Premises or Tenant's business at the Premises are charged, enacted, changed, or altered so that any of such taxes are levied against Landlord, or the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment of such taxes, Tenant shall pay any and all such taxes to Landlord upon written demand from Landlord.

SECTION 4.6 Change In or Contest of Real Estate Taxes

         In the event of any change by any taxing body in the period or manner in which any of the Real Estate Taxes are levied, assessed or imposed, Landlord shall have the right, in its sole discretion, to make equitable adjustments with respect to computing increases in Real Estate Taxes. Real Estate Taxes which are being contested by Landlord shall be included in computing Tenant's proportionate share of the increases in Real Estate Taxes under this Article, but if Tenant shall have paid additional rent on account of contested Real Estate Taxes and Landlord thereafter receives a refund of such taxes, Tenant shall receive a credit toward subsequent rent payments in an amount equal to Tenant's proportionate share of such refund.

SECTION 4.7 Tenant Audit Right

         Landlord shall maintain reasonably complete and accurate records of matters relating to the calculation of the Annual Operating Charges and Real Estate Taxes and Tenant's share thereof for a period of at least one (1) year. Within sixty (60) days after receipt by Tenant of Landlord's annual reconciliation statement (the "Statement"), Tenant shall advise Landlord whether Tenant desires to conduct an audit of such Statement. If Tenant so advises Landlord, a "Big Four" independent certified public accounting firm, designated and paid for by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records with respect to the Statement at Landlord's offices, provided that Tenant's disputing or confirming a Statement shall not relieve Tenant from paying the Additional Rent set forth in the Statement during the pendency of the dispute. Tenant's failure to advise Landlord of its intent to conduct such an audit within the aforesaid sixty (60) day period or, in the event Tenant timely gives notice of its intent to conduct such an audit, to dispute in writing with reasonable detail the amount of Additional Rent set forth in any Statement within six (6) months of the date of such Statement, shall be deemed to be Tenant's approval of such Statement and Tenant thereafter waives the right or ability to dispute the amounts set forth in such Statement. Tenant shall bear the expense of any audit or review conducted; provided, however, that in the event that it is ultimately determined that Landlord's Statement is overstated by eight percent (8%) or more, then Landlord shall pay Tenant's reasonable audit or review expenses. Any overcharges shown by any such inspection shall be credited against the next installment(s) of Rent or other charges due from Tenant, or if none, shall be refunded to Tenant. Any undercharges shown by any such inspection shall be paid by Tenant within ten (10) days.

                                    ARTICLE 5
                                SECURITY DEPOSIT
                                ----------------

SECTION 5.1 Amount

         (a) Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord the sum of Six Hundred Forty-Three Thousand Dollars ($643,000.00) as a security deposit (the "Security Deposit").

         (b) Provided Tenant has not failed to make any payment of rent within five (5) days after the due date under this Lease (except that Tenant may fail to make up to two (2) payments of rent per calendar year within ten (10) days after their due dates under this Lease before the foregoing five-day proviso goes into effect), regardless of any other applicable notice and/or cure period, or otherwise been in default hereunder beyond the expiration of any applicable notice and/or cure period, then, at the beginning of the second (2nd) and third
(3rd) Lease Years, Landlord shall reduce the amount of the then-outstanding Security Deposit by one-third (1/3rd) at the beginning of each such Lease Year. Provided Tenant has not failed to make any payment of rent within five (5) days after the due date under this Lease (except that Tenant may fail to make up to two (2) payments of rent per calendar year within ten (10) days after their due dates under this Lease before the foregoing five-day proviso goes into effect), regardless of any other applicable notice and/or cure period, or otherwise been in default hereunder beyond the expiration of any applicable notice and/or cure period, then, at the beginning of the fourth (4th) Lease Year, Landlord shall reduce the Security Deposit to an amount equal to two (2) months' fixed monthly rent. Provided Tenant has not failed to make any payment of rent within five (5) days after the due date under this Lease (except that Tenant may fail to make up to two (2) payments of rent per calendar year within ten (10) days after their due dates under this Lease before the foregoing five-day proviso goes into effect), regardless of any other applicable notice and/or cure period, or otherwise been in default hereunder beyond the expiration of any applicable notice and/or cure period, and Tenant renews the Lease Term in accordance with the terms of this Lease, then, at the beginning of the renewal Lease Term, Landlord shall refund the Security Deposit to Tenant.

         (c) Landlord shall not be required to maintain the Security Deposit in a separate account. The Security Deposit shall not earn interest unless required by applicable law. The Security Deposit shall be security for the performance by Tenant of all of Tenant's obligations, covenants, conditions and agreements under this Lease.

SECTION 5.2 Application

         In the event of any default by Tenant hereunder during the Lease Term, Landlord shall have the right, but shall not be obligated, to use, apply, or retain all or any portion of the Security Deposit for (a) the payment of any rent as to which Tenant is in default, or (b) the payment of any amount which Tenant may be obligated to pay to repair physical damage to the Premises or the Building pursuant to this Lease, or (c) the payment of any amount which Tenant may be obligated to pay for the compensation to Landlord for any losses incurred by reason of Tenant's default, including, but not limited to, any damage or deficiency arising in connection with the reletting of the Premises. If any portion of the Security Deposit is so used or applied, then within ten (10) business days after written notice to Tenant of such use or application, Tenant shall deposit with Landlord cash in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall constitute a default under this Lease. The Security Deposit is not a measure of damages or liquidated damages, and Landlord's use of the Security Deposit is not a waiver of its other rights and remedies. Provided Tenant is not in default hereunder, Landlord shall return the Security Deposit to Tenant, less such portion thereof as Landlord shall have applied or be entitled to apply to satisfy any default by Tenant hereunder, after the last to occur of the making of the payment of the final operating year's increase in Annual Operating Charges and/or Real Estate Taxes under Section 4.4(b) above, or within forty-five (45) days following the later to occur of the expiration of the Lease Term or the vacating and surrendering of the Premises by Tenant to Landlord.

SECTION 5.3 Third Parties

         In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the Security Deposit to the transferee of Landlord's interest, in which event Tenant shall look only to the new landlord for the return of the security deposit, and the transferor Landlord shall thereupon be released from all liability to Tenant for the return of the Security Deposit.

SECTION 5.4 Letter of Credit

         (a) Tenant shall have the right to deposit and maintain the Security Deposit as an irrevocable commercial letter of credit in form and substance reasonably acceptable to Landlord. (A letter of credit meeting the terms of this Section is referred to as the "Letter of Credit.") The Letter of Credit must be issued by NationsBank, N.A. or another commercial bank (the "Issuer") reasonably acceptable to Landlord and must be presentable in the Washington, D.C. metropolitan area. The Letter of Credit must also be payable at sight without presentation of any other documents, statements, or authorizations (except for the draw request form attached thereto), must allow for partial draws, and must have a term of not less than one (1) year from the Commencement Date. The Letter of Credit must also provide for its automatic renewal on a year-to-year basis unless the Issuer gives Landlord at least two (2) months written notice of nonrenewal, and the final expiration date of the Letter of Credit may not be any earlier than the date which is three (3) months after the scheduled initial Lease Term expiration date (or, in the case of a renewal when the Security Deposit has not been refunded to Tenant, three (3) months after the scheduled expiration date of the renewal Lease Term).

         (b) The Letter of Credit must also be subject to being drawn upon in the event of any default by Tenant under this Lease, or if the Issuer gives notice of nonrenewal to Landlord and a replacement Letter of Credit (or the cash equivalent) is not delivered to Landlord at least thirty (30) days prior to the non-renewed Letter of Credit's expiration date, or if there is a dispute between Landlord and Tenant on the date which is thirty (30) days prior to the stated expiration date of the Letter of Credit over whether Landlord may draw on the Letter of Credit, or if Landlord assigns this Lease to a third party and the Issuer does not consent to the transfer of the Letter of Credit to the successor Landlord, or if the Issuer is not solvent or the Issuer has been put into conservatorship or receivership (or any similar program) by any governmental authority having regulatory oversight over the Issuer. Notwithstanding any implication to the contrary contained in the foregoing, it is understood and agreed that Landlord's willingness to accept a Letter of Credit as the Security Deposit in lieu of cash is an accommodation to Tenant and that Tenant bears all risk of the Issuer failing, refusing or being unable to honor a proper draw thereon. If the Issuer fails, refuses or is unable to honor a proper presentment of the Letter of Credit, Tenant shall be obligated to immediately deliver a replacement Letter of Credit meeting the terms of this paragraph (or the cash equivalent) to serve as the Security Deposit. A letter of credit in the form attached hereto as Exhibit G meets the technical requirements of this Section.

         (c) In the event the Security Deposit is to be reduced pursuant to
Section 5.1 above, Landlord shall return the Letter of Credit it then possesses upon delivery to it of cash or a replacement Letter of Credit in the appropriate amount.


                                    ARTICLE 6
                                       USE
                                       ---

SECTION 6.1 Use

         Tenant shall use and occupy the Premises solely for an accredited academic institution providing educational instruction to adults, and for ancillary purposes including general office or professional support service uses in connection therewith, but for no other use or purpose other than general office or back room support services. Tenant shall not use or occupy the Premises for any unlawful purpose or in any manner that will constitute waste, nuisance or unreasonable annoyance to Landlord or other tenants of the Building. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have no obligation to occupy the Premises during the Lease Term; provided, however, that Tenant's ceasing to occupy the Premises shall not relieve Tenant from its obligation to pay the rent pursuant to the terms of this Lease.

SECTION 6.2 Compliance with Laws

         Tenant shall comply with all present and future laws, ordinances (including zoning ordinances and land use requirements), regulations, and orders of the United States of America, the District of Columbia, and any other public or quasi-public authority having jurisdiction over the Premises concerning the use, occupancy, facilities in and condition of the Premises and all machinery, equipment, facilities, entrances thereto, exits therefrom and furnishings therein (excluding any requirements for structural changes or matters affecting the restrooms or base building systems, the responsibility for which shall remain with Landlord, who shall comply with all applicable laws relating thereto). It is expressly understood that Tenant, at Tenant's cost and expense, will obtain an occupancy permit for the Premises. If any future law, ordinance, regulation, or order requires another occupancy permit or other permit for the Premises, Tenant will obtain such permit at Tenant's sole expense. Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims, and demands, including reasonable counsel fees, that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the covenants of this Section.

SECTION 6.3 Trash Sorting

         Tenant covenants and agrees, at its sole cost and expense: (a) to comply with all present and future laws, orders, and regulations of the District of Columbia, federal, municipal, and local governments, departments, commissions, agencies and boards regarding the collection, sorting, separation, and recycling of garbage, trash, rubbish and other refuse (collectively, "trash"); (b) to sort and separate its trash into such categories as are provided by law; (c) that each separately sorted category of trash shall be placed in separate receptacles as directed by Landlord; (d) that Landlord reserves the right to refuse to collect or accept from Tenant any trash that is not separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Landlord; and (e) that Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Landlord or Tenant by reason of Tenant's failure to comply with the provisions of this Section.


SECTION 6.4 Environmental Laws

         (a) This Section shall survive the expiration or termination of this Lease.

         (b) Except as otherwise expressly permitted by this Lease, Tenant shall not use any portion or all of the Property for the use, generation, treatment, storage or disposal of "toxic substances," "contaminants," "pollutants," "hazardous materials", "hazardous waste", "hazardous substances" or "oil" (collectively, "Materials") as such terms are defined under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as amended, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 et seq., as amended, and any and all other environmental statutes which regulate the use of hazardous and/or dangerous substances, and the regulations promulgated thereunder and any and all state and local laws, statutes, codes, ordinances, rules and regulations, without the express prior written consent of Landlord, and then only to extent that the presence and/or discharge of the Materials is (i) properly licensed and approved by all appropriate governmental officials and in accordance with all applicable laws and regulations and (ii) in compliance with any terms and conditions stated in said prior written approval by Landlord. Tenant may use such Materials as are used for ordinary office purposes in the ordinary course of Tenant's business, provided that such use is in accordance with all applicable statutes, laws, codes, ordinances, rules and regulations, and any manufacturer's instructions; and provided further that Tenant may not discharge any Materials except as provided by applicable statutes, laws, codes, ordinances, rules and/or regulations, and specifically may not discharge any Materials in any public sewer or any drain and/or drainpipe leading or connected thereto. Tenant shall promptly give written notice to Landlord of any communication received by Tenant from any governmental authority or other person or entity concerning any complaint, investigation or inquiry regarding any use, generation, treatment, storage or disposal (or alleged use, generation, treatment, storage or disposal) by Tenant of any Materials in or about the Premises or Property. Landlord shall have the right (but not the obligation) to conduct such investigations or tests (or both) as Landlord shall reasonably deem necessary with respect to any such complaint, investigation or inquiry, and Tenant, at its expense, shall take such action (or refrain from taking such action) as Landlord may request in connection with such investigations and tests by Landlord.

         (c) Notwithstanding anything in this Lease to the contrary, Tenant shall not materially adversely affect (as reasonably determined by Landlord) the indoor air quality of the Premises or the Building; without limiting the preceding clause, it shall apply to (and take precedence over any other provision of this Lease concerning) the use of the Premises, the type of equipment, furniture, furnishings, fixtures and personal property that may be brought into the Premises, the construction materials used in Improvements, the standard of maintenance required for the Premises, and compliance with any smoking policy now or hereafter adopted for the Building by Landlord or required by law.

         (d) Tenant shall be responsible at its own cost for complying with the provisions of the Americans with Disabilities Act or any similar federal or District of Columbia statute, law, ordinance, or code, as they may be amended from time to time, and the rules and regulations which may be adopted thereunder from time to time, as the same may be applicable to the Premises. Landlord's approval of any Improvement or other act by Tenant shall not be deemed to be a representation by Landlord that said Improvement or act complies with applicable law, and Tenant shall remain solely responsible for said compliance.


                                    ARTICLE 7
                                     PARKING
                                     -------

         Tenant shall have the right to purchase one (1) unreserved parking contract in the Building's garage for every 1,500 square feet leased. Tenant must exercise the foregoing right within thirty (30) days after the Lease Commencement Date (or, with respect to any expansion of the Premises, within thirty (30) days after the date such space is added to the Premises) or the right shall expire with respect to any unexercised contracts. All parking contracts and arrangements must be handled by Tenant directly with the operator of the Building's garage and Landlord bears no responsibility or liability with respect thereto (unless and to the extent Landlord self-manages the garage). Parking contracts will be made available on a month-to-month basis and Tenant agrees to pay prevailing prices therefor, as said prices may change from time to time. Tenant agrees to abide by, and to cause anyone acquiring a parking contract through Tenant to abide by, all rules and regulations now or thereafter applicable to the garage. Tenant further agrees that, without limiting any other right or remedy provided by this Lease or by applicable law, its rights under this Article may be revoked in the event of any default under this Lease or under the terms of any parking contract.


                                    ARTICLE 8
                            ASSIGNMENT AND SUBLETTING
                            -------------------------

SECTION 8.1 Landlord's Consent Required

         (a) Tenant shall not sell, assign, transfer, mortgage, or otherwise encumber this Lease or its interest therein (collectively "assign" or "assignment") or sublet, rent or permit anyone to occupy the Premises, or any part thereof (collectively "sublet"), without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Landlord shall also have the rights set forth in Section 8.1(b) below. Notwithstanding the foregoing to the contrary, Tenant may assign this Lease or sublease the Premises to any partner, subsidiary, or affiliated corporation of Tenant, to any corporation or person to whom Tenant sells substantially all of its assets, or to any corporation with which Tenant merges or consolidates, provided the resulting entity has a net worth equal to or greater than the assignor Tenant's prior to such merger of consolidation. In no event may this Lease be assigned in part. No assignment or sublet may be effectuated by operation of law or otherwise without the prior written consent of Landlord as aforesaid. The consent of Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from liability for the performance of all covenants and obligations to be performed by Tenant under this Lease, nor shall the collection or acceptance of rent from any assignee or subtenant constitute a waiver or release of Tenant from any of its liabilities or obligations under this Lease and the assignor Tenant shall remain jointly and severally liable for the continued performance of Tenant's obligations (all suretyship and similar technical defenses being waived by Tenant). Landlord's consent to any assignment or subletting shall not be construed as relieving Tenant from the obligation of obtaining Landlord's prior written consent to any subsequent assignment or subletting. If Tenant is in default hereunder beyond the expiration of any applicable notice and cure period, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord.

         (b) In all cases where Tenant seeks to sublease the Premises or assign this Lease and Landlord's consent is required under Section 8.1(a), Tenant first shall give Landlord fifteen (15) days prior written notice of its intent to do so. For fifteen (15) days following receipt of said notice, Landlord shall have the right, exercisable by sending notice to Tenant, to retake from Tenant: (i) all of the Premises for the balance of the Term in the event Tenant notified Landlord of its intention to assign or transfer this Lease; or (ii) only so much of the Premises for so much of the Term as Tenant intends to sublet in the event Tenant notified Landlord of its intention to sublet the Premises or a portion thereof. In either of the events described in clause (i) or (ii) above, this Lease shall be terminated as of the date specified for such termination in Landlord's notice aforesaid as to the portion or all of the Premises so retaken; provided that any and all liabilities of Tenant which accrued and remained unsatisfied prior to the date of such termination shall survive such termination. In the event Landlord does not exercise its aforesaid right within fifteen (15) days of receipt of said notice, Tenant then may assign or sublet, as the case may be, provided Tenant has obtained the prior written consent of Landlord, which may be given or withheld according to the standard set forth in
Section 8.1(a) above.

         (c) Anything herein to the contrary notwithstanding, if Landlord shall not elect to exercise the right set forth in the immediately preceding paragraph, such election shall not under any circumstances be deemed a consent to the proposed subletting or assignment of Tenant's interest in and to this Lease and/or the Premises and it is expressly understood that any determination by Landlord not to exercise such right shall not preclude Landlord from withholding its consent to such proposed subletting or assignment.

         (d) In the event of any assignment or sublet, then half (1/2) of any purchase price, assignment fee, furniture or equipment purchase or rental payment, incremental monthly rent or other payment due to Tenant, if any, net of Tenant's reasonable third-party expenses in connection with such assignment or sublet, as the result of any such assignment or sublease which is in excess of the rent (or pro rata portion thereof) then payable by Tenant under this Lease shall be paid by Tenant to Landlord as additional rent as and when received by Tenant.

         (e) Tenant shall be responsible for and agrees to pay any costs and expenses, including (without limitation) reasonable legal fees, incurred by Landlord in connection with any actual, proposed or purported assignment or sublease, whether or not Landlord consents thereto.

SECTION 8.2 Transfers of Interests in Tenant

         If Tenant is a partnership, a withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning a controlling or majority interest in Tenant shall be deemed a voluntary assignment of this Lease and subject to the provisions of Section 8.1. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer (whether by way of one or more sales or transfers) of a controlling interest of the capital stock of Tenant shall be deemed a voluntary assignment of this Lease and subject to the provisions of Section 8.1. However, the preceding sentence shall not apply to corporations the stock of which is traded through a national or regional exchange or over-the-counter. It is understood and agreed that a controlling interest for purposes of this Article may be less than a majority interest.


                                    ARTICLE 9
                             MAINTENANCE AND REPAIRS
                             -----------------------

SECTION 9.1 Maintenance and Repairs

         Subject to Landlord's obligations, Tenant will keep and maintain the Premises and all fixtures and equipment located therein in a clean, safe and sanitary condition, will take good care thereof and make all required repairs and replacements thereto (whether structural or non-structural, foreseen or unforeseen), will suffer no waste or injury thereto, and will, at the expiration or other termination of the Lease Term, surrender the Premises, broom clean, in the same order and condition they were in on the Lease Commencement Date (unless otherwise directed by Landlord), ordinary wear and tear and insured damage by the elements excepted. Landlord shall provide and install all original tubes for Building standard lighting fixtures within the Premises (standard lighting fixtures include four foot fluorescent and two foot horseshoe fluorescent fixtures consistent with existing lighting) and all replacement tubes for such lighting as an Annual Operating Charge; all other bulbs, tubes, and lighting fixtures for the Premises (including, without limitation, incandescent bulbs) shall be provided and installed by Tenant at Tenant's cost and expense. Tenant is responsible for providing its own janitorial service to the Premises at its own expense in accordance with the standard set forth above, at least five (5) days per week, on a schedule approved by Landlord.

SECTION 9.2 Landlord's Maintenance and Repairs

         Subject to Section 9.3 below, Landlord shall (a) maintain and keep in good order and repair the roof, foundation, exterior walls and other structural elements of the Building, the building-standard restrooms, and the Building heating, ventilating and air-conditioning, plumbing, electrical, elevator, life safety and other base building systems, and shall make such repairs as become necessary after obtaining actual knowledge of the need for such repairs, and (b) make (i) repairs which are required as a result of latent defects present in the Premises, (iii) repairs to the Premises covered by insurance carried by Landlord and (iii) repairs reasonably required with respect to common areas of the Building which Tenant is entitled to use hereunder.

SECTION 9.3 Damage Caused by Tenant

         All injury, breakage and damage to the Premises and to any other part of the Building caused by any act or omission of Tenant or any agent, employee, subtenant, licensee, contractor, customer, client, family member, or invitee of Tenant, shall be repaired by and at the sole expense of Tenant, except that Landlord shall have the right, at its sole option, to make such repairs and to charge Tenant for all costs and expenses incurred in connection therewith as additional rent hereunder. The liability of Tenant for such costs and expenses shall be reduced by the amount of any insurance proceeds received by Landlord on account of such injury, breakage, or damage.

                                   ARTICLE 10
                                   ALTERATIONS
                                   -----------

SECTION 10.1 As-Is Condition of Premises

         The improvements, if any, to be made to the Premises by Landlord to make the Premises ready for Tenant's use and occupancy or, in lieu thereof, the allowance, if any, to be provided by Landlord toward such improvements to the Premises to be performed by Tenant, shall be solely to the extent and subject to the conditions set forth in Exhibit F (the "Work Agreement") attached to this Lease. Except as so provided in Section 24.1 below and in the Work Agreement, Tenant agrees to and shall lease the Premises in its "AS IS" condition as of the date of this Lease, and it is understood and agreed that Landlord will not make or pay for, and is under no obligation to make or pay for, any structural or other alterations, decorations, additions, or improvements in or to the Premises. Notwithstanding the foregoing, however, Landlord shall furnish one (1) submeter (not read by the local utility provider, PEPCO) to monitor Tenant's electrical usage. The cost to install such submeter shall be at Tenant's expense as part of the Tenant Improvement Allowance.

SECTION 10.2 Tenant's Improvements

         (a) Tenant's obligations with respect to the improvements necessary to make the Premises ready for Tenant's use and occupancy shall be as set forth in the Work Agreement.

Both as to such work, if any, by Tenant pursuant to the Work Agreement and as to any Improvements (as hereinafter defined) thereafter, Tenant and Tenant's contractors shall abide by Landlord's "Contractor Rules and Regulations" attached hereto as Exhibit E and any reasonable modifications thereto by Landlord.

         (b) Except for the work, if any, to be performed by Tenant pursuant to the Work Agreement (as to which the Work Agreement shall be controlling), Tenant will not make or permit anyone to make any alterations, decorations, additions, or improvements (hereinafter referred to collectively as "Improvements"), structural or otherwise, in or to the Premises or the Building without the prior written consent of Landlord; provided, however, that Tenant may make cosmetic alterations, such as recarpeting and repairing, not costing more than Fifteen Thousand Dollars ($15,000) for any individual cosmetic alterations (or series of contemporaneous cosmetic alterations) without the necessity of obtaining Landlord's consent. When granting its consent, Landlord may impose any conditions it deems appropriate, including without limitation, the approval of plans and specifications, approval of the contractor or other persons to perform the work, and the obtaining of a performance bond in an amount specified by Landlord and specified insurance. All Improvements permitted by Landlord must conform to all rules and regulations established from time to time by the Board of Fire Underwriters having jurisdiction or any similar body exercising similar functions, and to all laws, statutes, ordinances, codes, rules, regulations, and requirements of the Federal and/or District of Columbia governments.

         (c) As a condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written, unconditional waivers of mechanic's and materialmen's liens against the Building and the Land from all work, labor, and services to be performed and materials to be furnished in connection with Improvements. It is further understood and agreed that any Improvements, other than those made by Landlord directly, shall be conducted on behalf of Tenant and not on behalf of Landlord, and that Tenant shall not be deemed to be the agent of Landlord. It is further understood and agreed that in the event Landlord shall give its written consent to the making of any Improvements, such written consent shall not be deemed to be an agreement or consent by Landlord to subject its interest in the Premises, or any leasehold or other interest of Tenant in the Premises, the Building or the Land, to any mechanic's or materialmen's liens which may be filed in connection therewith. If, notwithstanding the foregoing, any mechanic's or materialmen's lien is filed against the Premises, Tenant's interest therein, the Building, and/or the Land for work claimed to have been done for, or materials claimed to have been furnished to, the Premises or to Tenant, such lien shall be discharged by Tenant within fifteen (15) days after notice, at Tenant's sole cost and expense, by the payment thereof or by the filing of a bond. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its sole option, discharge such lien and treat the cost thereof (including attorney's fees incurred in connection therewith) as additional rent payable with the next fixed monthly rent payment falling due. It is expressly agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging such lien.

SECTION 10.3 Indemnification for Improvements

         Tenant shall defend, indemnify and hold Landlord harmless from and against any and all expenses, suits, actions, proceedings, costs, losses, liens, claims, liabilities, judgments, and damages based on or arising directly or indirectly by reason of the making of any Improvements. If any Improvements are made without the prior written consent of Landlord, Landlord shall have the right to remove and correct such Improvements and restore the Premises and the Building to their condition immediately prior thereto and Tenant shall be liable for all expenses incurred by Landlord in connection therewith. All Improvements to the Premises or the Building made by either party shall remain upon and be surrendered with the Premises as part thereof at the end of the Lease Term except that (a) if Tenant is not in default under this Lease, Tenant shall have the right to remove, prior to the expiration of the Lease Term, all movable furniture, furnishings and equipment installed in the Premises solely at the expense of Tenant, and (b) Landlord shall have the right to require Tenant to remove all Improvements and fixtures at the end of the Lease Term at the sole cost of Tenant but only if such Improvement differs materially from typical tenant improvements for office use and Landlord has stated in writing, at or prior to the time Tenant requests the right to make such Improvement that such item must be removed by Tenant at the expiration or early termination of the Term. All damage and injury to the Premises or the Building caused by such removal shall be repaired by Tenant, at Tenant's sole expense. If such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease, the same shall be deemed to have been abandoned by Tenant and to have become the property of Landlord and shall be surrendered with the Premises as a part thereof, which property may be retained by Landlord or disposed of at Tenant's expense. Tenant's obligation to pay for any costs incurred by Landlord for the disposal of such abandoned property shall survive the expiration or earlier termination of this Lease.



                                   ARTICLE 11
                                      SIGNS
                                      -----

         No sign, advertisement, or notice shall be inscribed, painted, affixed, or otherwise displayed by Tenant on any part of the exterior or the interior (if visible from the exterior) of the Premises or the Building except on the directories and the doors of offices and such other areas as are designated by Landlord. All signage, advertisements or notices on the exterior or, if visible from the exterior, the interior of the Premises or the Building must be only in such place, number, size, color, and style as are approved by Landlord in its sole and absolute discretion. Landlord acknowledges that Tenant may install a sign at the 18th Street entrance to the Permanent Premises and that, if Tenant uses Building-standard signage in doing so, Landlord will not unreasonably withhold, condition or delay its consent to such sign. However, in no event are any free-standing sidewalk signs allowed. All of Tenant's signs that are approved by Landlord shall be obtained by Tenant at its sole cost and expense and installed by Landlord at Tenant's sole cost and expense. Tenant shall reimburse Landlord for such amount upon written demand from Landlord. If any sign, advertisement or notice that has not been approved by Landlord is exhibited or installed by Tenant, Landlord shall have the right to remove the same at Tenant's expense. Landlord shall have the right to prohibit any advertisement of or by Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Building or its desirability as a high-quality office building and, upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement. Landlord reserves the right to affix, install, and display signs, advertisements, and notices on any part of the exterior or interior of the Building except in the Premises.


                                   ARTICLE 12
                               TENANT'S EQUIPMENT
                               ------------------

SECTION 12.1 Electrical Capacity

         Tenant will not install or operate in the Premises any electrically operated equipment or machinery that operates on greater than 110 volt power or anything other than normal office equipment, computers and appliances, without first obtaining the prior written consent of Landlord, which consent may be withheld in Landlord's reasonable discretion. Without limitation, Landlord may condition such consent upon the payment by Tenant of the cost of any base building upgrades or other Improvements, including additional wiring or apparatus, that may be occasioned by the installation or operation of such equipment or machinery.

SECTION 12.2 Other Infrastructure

         Tenant shall not install any equipment of any type or nature that will or may necessitate any changes, replacement or additions to, or in the use of, the water system, heating system, plumbing system, air-conditioning system or electrical system of the Premises or in the Building, without first obtaining the prior written consent of Landlord, which consent may be withheld in Landlord's reasonable discretion. Without limitation, Landlord may condition such consent upon the payment by Tenant of the cost of any base building upgrades or other Improvements that may be occasioned by the installation or operation of such equipment or machinery. Any machines and mechanical equipment belonging to Tenant which causes noise or vibrations that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Building shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to reduce such noise and vibration to a level satisfactory to Landlord.


                                   ARTICLE 13
                             INSPECTIONS BY LANDLORD

         Tenant shall permit Landlord or its agents or representatives to enter the Premises, at any time and from time to time, without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect, and protect the Premises and the Building, to make such alterations and/or repairs as in Landlord's sole judgment may be deemed necessary, or to exhibit the same to prospective purchasers and mortgagees and, during the last twelve (12) months of the Lease Term or at any time following the initiation of any eviction proceeding, to exhibit the same to prospective tenants. In connection with any such entry, Landlord shall endeavor to minimize the disruption to Tenant's use of the Premises, but Landlord shall not be required to perform any alterations or repairs or make any entry at a time other than normal working hours unless Tenant has agreed to pay for the incremental cost increase incurred for overtime work. Landlord shall give reasonable prior notice to Tenant before making an entry pursuant to this Article, which notice may be written or oral; provided, however, in situations reasonably determined by Landlord to be emergencies, no such prior notice shall be required.


                                   ARTICLE 14
                                    INSURANCE
                                    ---------

SECTION 14.1 Insurance To be Carried

         (a) Tenant covenants and agrees to procure at its expense on or before the Lease Commencement Date and to keep in force during the Lease Term the following insurance naming Tenant as insured party and Landlord and its management agent for the Property (the "Agent") as additional insureds:

                  (i) a commercial general liability insurance policy or such successor comparable form of coverage in the broadest form then available (a "Liability Policy") written on an "occurrence basis" including, without limitation, blanket contractual liability coverage, business interruption, automobile, broad form property damage, independent contractor's coverage and personal injury coverage, protecting Landlord, the Agent and Tenant against any liability whatsoever occasioned by any occurrence on or about the Premises or any appurtenances thereto;

                  (ii) a fire and other casualty policy (a "Fire Policy") insuring the full replacement value of Tenant's leasehold improvements, regardless of by whom installed, and all of the furniture, trade fixtures and other personal property of Tenant located in the Premises against loss or damage by fire, theft and such other risks or hazard; and

                  (iii) a policy of insurance against loss or damage to the major components of the air-conditioning and heating system, flywheels, steam pipes, steam turbines, steam engine, steam boilers, and other pressure vessels, high pressure piping and machinery, if any, such as are installed by or on behalf of Tenant in the Premises.

Such policies shall also insure against physical damage to the Premises arising out of an accident covered thereunder; such policies are to be written by good and solvent insurance companies licensed to do business in the District of Columbia satisfactory to Landlord, shall have not less than a Best's A+ 10 rating and shall be in such limits and with such maximum deductibles as Landlord may reasonably require. As of the date of this Lease, Landlord reasonably requires limits of liability under: (x) the Liability Policy of not less than $3,000,000 combined single limit per occurrence for bodily or personal injury (including death) and property damage combined; (y) the Fire Policy equal to the value of Tenant's leasehold improvements, furniture, trade fixtures and other personal property with a deductible of no more than $1,000.00; and (z) machinery insurance for full replacement cost of equipment with a deductible of no more than $1,000.00. Tenant will furnish Landlord with such information as Landlord may reasonably request from time to time as to the value of the items specified in clause (y) above within thirty

(30) days after request therefor. Such insurance may be carried under a blanket policy covering the Premises and other locations of Tenant, if any, provided that each such policy shall in all respects comply with this Article and shall specify (I) that the portion of the total coverage of such policy that is allocated to the Premises is in the amounts required pursuant to this Section and (II) any sublimits in such blanket policy and such policy shall also specify, or Tenant shall furnish Landlord a written statement from the insurer under such policy, that the protection afforded Tenant under any such blanket policy shall be no less than that which would have been afforded under a separate policy relating only to the Premises. Prior to the time insurance under this Section is first required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration date of any such policy, Tenant agrees to deliver to Landlord a certificate evidencing such insurance and payment of the premium therefor. Said certificate shall contain an endorsement that such insurance may not be canceled or amended except upon thirty (30) days' prior written notice to Landlord. Subject to all applicable notice and cure rights, Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies provided in this Lease in the event of Tenant's default. Notwithstanding anything to the contrary contained in this Lease, the carrying of insurance by Tenant in compliance with this Section shall not modify, reduce, limit or impair Tenant's obligations and liabilities under any and every indemnity by Tenant to Landlord set forth in this Lease.

         (b) Landlord shall carry, at its expense (which expense is includable in Annual Operating Charges), all risk insurance (including coverage against boiler related damages), comprehensive general commercial liability insurance insuring Landlord against liability for injury to or death of a person or persons and for damage to property occasioned by or arising out of the maintenance, operation and/or management of the Property by Landlord, or its equivalent, insuring the Building (exclusive of any component thereof which Tenant is required to insure pursuant to the terms of this Lease). The all risk insurance coverage shall be in an amount equal to one hundred percent (100%) of the replacement cost of the Building, as such may increase from time to time, not including footers or foundations. Landlord's liability policy shall have limits that are not less than those required of Tenant under this Lease. All said insurance policies shall be carried with companies licensed to do business in the District of Columbia. Upon Tenant's request from time to time, duly executed certificates of such insurance shall be delivered to Tenant.

SECTION 14.2 Indemnity

         (a) To the extent Landlord's waiver of subrogation under Section 14.5 does not apply, Tenant shall indemnify and defend Landlord and save it harmless from and against any and all claims, suits, actions, proceedings, liabilities, damages, losses, costs or expenses, including attorneys' fees, arising (i) from any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, employees, guests, invitees, or visitors in or about the Property, (ii) from Tenant's use or occupancy of the Premises or the business conducted by Tenant therein, (iii) from any breach or default under this Lease by Tenant, (iv) from, or relating to, the enforcement by Landlord of the provisions of this Lease as against Tenant, or (v) from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises. This provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries (or death) to third parties to the extent caused by the negligence of Landlord or its officers, contractors, licensees, agents, employees, or invitees. The provisions of this Section shall survive the expiration or termination of this Lease.

         (b) To the extent Tenant's waiver of subrogation in Section 14.5 does not apply, and to the extent Landlord's insurance covers the same, Landlord shall indemnify and hold harmless Tenant from and against any and all liabilities, damages, obligations, losses, costs and expenses (including attorneys' fees) incurred or imposed upon Tenant (i) in connection with or based upon any breach by Landlord of any of the covenants, representation or warranties of Landlord contained in this Lease; (ii) arising out of any act or omission of Landlord, Landlord's employees, agents, or representatives; or (iii) as a result of any injury to or death of any person or persons or any damage to property in any way arising out of or in connection with the condition, use or occupancy of any of the Property outside the Premises. This provision shall not be construed to make Landlord responsible for loss, damage, liability or expense resulting from injuries (or death) to third parties or damage to property to the extent caused by the negligence of Tenant or its officers, contractors, licensees, agents, employees or invitees.

SECTION 14.3 Increases in Insurance Rates

         Tenant shall not do or permit to be done any act or thing upon or about the Premises or the Property which will (i) result in the assertion of any defense by the insurer to any claim under, (ii) invalidate, or (iii) be in conflict with, the policies covering the Property, and fixtures and property therein, or which would increase the rate of fire insurance applicable to the Property to an amount higher than it otherwise would be; and Tenant shall neither do nor permit to be done any act or thing, upon or about the Property which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to property; but nothing in this Section shall prevent Tenant's use of the Premises for the purposes stated in this Lease. If, as a result of any act or omission by or on the part of Tenant or violation of this Lease by Tenant, whether or not Landlord has consented to the same, the rate of "All Risk" or other type of insurance maintained by Landlord on the Property shall be increased to an amount higher than it otherwise would be, Tenant shall reimburse Landlord for all increases of Landlord's insurance premiums so caused; such reimbursement to be additional rent payable within thirty (30) days after demand therefor by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of rates for the Property or Premises issued by the body making fire insurance rates or established by the insurance carrier providing coverage for the Property or Premises shall be presumptive evidence of the facts stated therein, including the items and charges taken into consideration in fixing the "All Risk" insurance rate then applicable to the Building or Premises.

SECTION 14.4 Notice of Accidents

         Tenant shall give Landlord notice in case of fire or other damage or personal injury resulting from casualty events in the Premises promptly after Tenant is aware of such event.

SECTION 14.5 Waiver of Subrogation

         Notwithstanding anything to the contrary contained in this Lease, Tenant agrees that it will, at its sole cost and expense, include in its property insurance policies appropriate clauses pursuant to which the insurance companies (a) waive all right of subrogation against Landlord, and any tenant of space in the Building, with respect to losses payable under such policies, and
(b) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies. Tenant shall furnish Landlord evidence satisfactory to Landlord evidencing the inclusion of said clauses in Tenant's property insurance policies. Landlord hereby waives any and all right of recovery which it might otherwise have against Tenant, its servants, agents and employees, for loss or damage occurring to the Building and fixtures, appurtenances and equipment therein to the extent to the same is covered by Landlord's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, employees or agents. Landlord warrants, represents and agrees that its insurance policies shall not be invalidated by the foregoing waiver. Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its agents, servants and employees, and against every other tenant in the Building which shall have executed a similar waiver in favor of Landlord and other tenants as set forth in this Section, for loss or damage to Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent that same is covered by Tenant's insurance as required by this Lease whether or not such insurance is maintained, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees, or such other tenant or the servants, agents or employees thereof.


                                   ARTICLE 15
                             SERVICES AND UTILITIES
                             ----------------------

SECTION 15.1 Services and Utilities

         (a) Landlord shall furnish to the Premises (through the existing Building system), during normal hours of operation of the Building, air-conditioning and heat (as separately submetered) during the seasons when they are required, as and to the extent determined in Landlord's reasonable judgment. Landlord shall also provide separately metered electricity to the Premises and water, 24 hours per day, for standard office equipment, as and to the extent determined by Landlord. Landlord is not providing any janitorial services to the Premises. Tenant shall have access to the Building and the Premises twenty-four (24) hours per day, every day of the year, subject to exclusion during emergencies or repairs if, in Landlord's sole judgment, such exclusion is necessary; provided, however, that access through the Building's main lobby shall be subject to security procedures (e.g. the presentation of identification) as may be adopted by Landlord or the International Bank for Reconstruction and Development (a/k/a The World Bank) from time to time and that elevator access outside normal business hours may be restricted by requiring the use of electronic access cards or similar means. All electronic access cards, keys, or their equivalents will be provided at Tenant's expense. Landlord shall have the right to remove elevators from service as may be required for moving freight or for servicing or maintaining the elevators and/or the Building; provided, however, that except in emergencies or following a casualty, Landlord will also provide at least one elevator subject to call; and, provided further, that elevators shall be used for access to the Permanent Premises only for disabled persons, when the staircase identified in the following sentence is under repair, or as may otherwise be required by law. In lieu of greater elevator access to the Permanent Premises, Tenant shall be afforded access 24 hours per day, every day, except in emergencies or when Landlord is performing repairs thereon, via a staircase that leads from the Permanent Premises to the 18th Street street entrance to the Building.

         (b) The normal hours of operation of the Building will be 7:00 a.m. to 7:00 p.m. on Monday through Friday (except legal holidays) and 9:00 a.m. to noon on Saturday (except legal holidays), subject, however, to the right of the International Bank for Reconstruction and Development (a/k/a The World Bank) to change the same to be any consecutive twelve (12) hour period Monday-Friday and any consecutive three (3) hour period on Saturdays. There will be no normal hours of operation of the Building on Sundays or legal holidays and Landlord shall not be obligated to maintain or operate the Building at such times unless special arrangements are made by Tenant. Such special arrangements shall include, but are not limited to, the activation of the air-conditioning units as well as an additional hourly charge to activate the cooling towers; such charge includes components for Landlord's electric charges, chemical treatment costs, labor and overhead, and the cost of water, but does not include any profit to Landlord. Landlord will furnish all services and utilities required by this Lease only during the normal hours of operation of the Building unless otherwise specified herein.

         (c) Tenant shall also be responsible for and agrees to pay the cost of all above-standard or non-standard uses of the utilities and services provided to the Premises. The parties acknowledge and agree that the Premises is separately metered for all electrical usage, and that the Premises' HVAC service is powered by electrical consumption measured on such separate meter. Except (i) for the electrical costs associated with the provision of HVAC service to the Premises (which costs Tenant agrees to pay to Landlord promptly when billed), or
(ii) to the extent such charges are permitted to be included in the sums constituting Annual Operating Charges, Landlord shall not charge Tenant for the electrical portion of HVAC service to the Premises.

         (d) Tenant shall pay Landlord as additional rent for all electrical usage in the Premises as measured by the submeter installed therein. If such submeter covers an area (e.g., the Permanent Premises) that is larger than the area to which this Lease then applies (e.g., if possession of the Phase II Premises has not yet been delivered to Tenant), then electrical usage for the area covered by the submeter shall be equitably apportioned based on relative square footage (unless usage differs widely so that such an apportionment would itself be inequitable, in which event Landlord may make an allocation based upon its own reasonable judgment of what would be equitable under the circumstances). Prior to the installation of such submeter and the levying of additional rent for the use of electricity under the preceding sentences, Tenant shall pay Landlord, as additional rent for electric usage during normal hours of Building operation and at a building-standard level, Seventeen Cents ($0.17) per year per rentable square foot in any part of the Premises for which fixed monthly rent is not then abated under Section 3.1 above, such rent to be payable in equal monthly installments in advance on the Lease Commencement Date and thereafter on the first day of each calendar month until the submeter is operational (with a per diem refund if the submeter becomes operational on a day other than the first day of a calendar month); there shall be no charge for electrical usage under this sentence for any part of the Premises for which fixed monthly rent is abated under Section 3.1 above.

         (e) Tenant shall provide, at its own cost and expense, janitorial services in the Premises in compliance with the cleaning specifications attached hereto as Exhibit D.

SECTION 15.2 Interruption of Services and Utilities

         Unless resulting from the willful misconduct or gross negligence of Landlord, it is understood and agreed that Landlord shall not have any liability whatsoever to Tenant as a result of Landlord's failure or inability to furnish any of the utilities or services required to be furnished by Landlord hereunder, whether resulting from breakdown, removal from service for maintenance or repairs, strikes, scarcity of labor or materials, acts of God, governmental requirements or from any other cause whatsoever. In the event that Landlord fails to provide services to Tenant or to make and complete any repair as required by this Lease for a continuous period in excess of five (5) business days after Landlord learns of such failure in the case of failures arising from matters within Landlord's reasonable control, or in excess of ten (10) business days after Landlord learns of such failure with respect to failures not arising from matters within Landlord's reasonable control, and such failure materially interferes with Tenant's use and enjoyment of all or a portion of the Premises such that the same becomes untenantable and is, in fact, not utilized by the Tenant, then, and in such event, Landlord shall provide Tenant a credit against the fixed annual rent and additional rent under Article 4 next owing, in an amount equal to the fixed annual rent and additional rent under Article 4 due under the Lease (with the amount of such rent being prorated in the event such failure does not affect Tenant's ability to use the entire Premises) from and after the expiration of such five (5) or ten (10) business day period, as the case may be, and until such time as the affected Premises becomes tenantable or Tenant resumes utilization of the affected Premises, whichever is earlier. Notwithstanding anything contained herein to the contrary, no abatement shall be allowed (i) if the event which would otherwise give rise to abatement arises from an act or omission of Tenant, its assignees or subtenants or any of their respective contractors, agents, employees or invitees, or (ii) with respect to a de minimis portion of the Premises (i.e., 100 rentable sq. ft. or less) or with respect to areas not actively utilized by Tenant in the conduct of its business (i.e., janitorial closets and similar spaces). In no event shall Landlord be liable for incidental or consequential damages.


SECTION 15.3 Conservation Controls

         The parties hereto agree to comply with all mandatory and voluntary energy, water, or other conservation controls or requirements applicable to office buildings required by the Federal or District of Columbia governments or any public utility or insurance carrier including, without limitation, controls on the permitted range of temperature settings in office buildings or requirements necessitating curtailment of the volume of energy consumption or the hours of operation of the Building. Any terms or conditions of this Lease that conflict or interfere with compliance by Landlord with such controls or requirements shall be suspended for the duration of such controls or requirements. It is further agreed that compliance with such controls or requirements shall not be considered an eviction, actual or constructive, of Tenant from the

Premises and shall not entitle Tenant to terminate this Lease or to an abatement or reduction of any rent payable hereunder.


                                   ARTICLE 16
                              LIABILITY OF LANDLORD
                              ---------------------

SECTION 16.1 No Liability of Landlord

         Except as provided in Section 15.2 above, Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests for any damage, injury (including death), loss, compensation, or claim, including, but not limited to, claims for the interruption or loss of Tenant's business, based on, arising out of, or resulting from any cause whatsoever, including, but not limited to, the following: repairs to any portion of the Premises or the Building; the negligence of Landlord or any of its servants, agents, contractors or employees; interruption in the use of the Premises; any accident or damage resulting from the use or operation (by Landlord, Tenant, or any other person or persons) of elevators, or of the heating, air-conditioning, electrical, or plumbing equipment or apparatus; the termination of this Lease by reason of the destruction of the Premises; any fire, explosion, falling plaster, steam, gas, robbery, theft, mysterious disappearance, and/or any other casualty; the actions of any other tenants of the Building or of any other person or persons; any failure or inability to furnish any of the utilities or services required to be furnished by Landlord hereunder; any leakage in any part or portion of the Premises or the Building, or from water, rain or snow that may leak into, or flow from, any part of the Premises or the Building, or from drains, pipes, appliances or plumbing work in the Building or from the roof, street or subsurface or resulting from dampness or from any other cause of whatsoever nature. Except as provided in Section 15.2 above, the occurrence of any of the foregoing items described in this Section shall not entitle Tenant to an abatement, set-off, counterclaim against, or reduction of, any rent payable hereunder. Any goods, property, or personal effects stored or placed by Tenant or its employees in or about the Premises or Building shall be at the sole risk of Tenant, and Landlord shall not in any manner be held responsible therefor. It is understood that the employees of Landlord are prohibited from receiving any packages or other articles delivered to the Building for Tenant, and if any such employee receives any such package or articles, such employee shall be acting as the agent of Tenant for such purposes and not as the employee or agent of Landlord. In no event shall Tenant make any claim against Landlord for consequential, indirect or special damages. Notwithstanding the foregoing provisions of this Section, Landlord shall not be released from liability to Tenant for any damage or injury caused by the willful misconduct of Landlord or its employees.

SECTION 16.2 Transfer by Landlord

         In the event that at any time Landlord shall sell or transfer the Building, the transferor Landlord shall not be liable to Tenant for any obligations or liabilities based on or arising out of events or conditions occurring on or after the date of such sale or transfer.

SECTION 16.3 Disputed Payments

         In the event that at any time during the Lease Term Tenant shall have a claim against Landlord, Tenant shall not have the right to deduct the amount allegedly owed to Tenant from any rent payable to Landlord hereunder, it being understood that Tenant's sole method for recovering upon such claim shall be to institute an independent action against Landlord.

SECTION 16.4 Extent of Landlord's Liability

         Notwithstanding any other provision of this Lease whatsoever, no recourse shall be had on any of Landlord's obligations hereunder or for any claim based thereon or otherwise in respect thereof against any incorporator, subscriber to the capital stock, shareholder, officer or director, past, present or future, of any corporation, or any partner or joint venturer of any partnership or joint venture, or any member or manager of any limited liability company, which shall be Landlord hereunder or included in the term "Landlord" or of any successor of any such corporation, limited liability company, partnership or joint venture, or against any principal, disclosed or undisclosed, or any affiliate of any party which shall be Landlord or included in the term "Landlord", whether directly or through Landlord or through any receiver, assignee, trustee in bankruptcy or through any other person, firm or corporation, whether by virtue of any constitution, statute or rule of law or by enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by Tenant. Tenant shall look solely to Landlord's estate and interest in the Property and all rent or other proceeds relating thereto, or the lease of the Building or of the Property, and the Premises for the satisfaction of any right or remedy of Tenant for the collection of a judgment or other judicial process or arbitration award requiring the payment of money by Landlord. No other property or assets of Landlord, Landlord's agents, incorporators, shareholders, officers, directors, partners, members, managers, principals (disclosed or undisclosed) or affiliates shall be subject to levy, lien, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's rights and remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or under law, or Tenant's use and occupancy of the Premises, or any other liability of Landlord to Tenant.


                                   ARTICLE 17
                              RULES AND REGULATIONS
                              ---------------------

         Tenant and its agents, employees, invitees, licensees, customers, clients, family members, guests and subtenants shall at all times abide by and observe the rules and regulations promulgated by Landlord and attached hereto as Exhibit C. In addition, Tenant and its agents, employees, invitees, licensees, customers, clients, family members, guests and subtenants shall abide by and observe all other rules or regulations that Landlord may reasonably promulgate from time to time for the operation and maintenance of the Building, provided that notice thereof is given to Tenant, that such rules and regulations are not inconsistent with provisions of this Lease, and that such additional rules and regulations are not enforced in a discriminatory manner against Tenant. Nothing contained in this Lease shall be construed as imposing upon Landlord any duty or obligation to enforce such rules and regulations or the terms, conditions, or covenants contained in any other lease as against any other tenant, and Landlord shall not be liable to Tenant for the violation of such rules or regulations or lease by any other tenant or its employees, agents, business invitees, licensees, customers, clients, family members, guests or subtenants.


                                   ARTICLE 18
                              DAMAGE OR DESTRUCTION
                              ---------------------

SECTION 18.1 Casualty

         If during the Lease Term the Premises or the Building are totally or partially damaged or destroyed by a casualty, thereby rendering the Premises totally or partially inaccessible or unusable, Landlord shall diligently (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company involved) restore and repair the Premises and the Building to substantially the same condition they were in prior to such damage; provided, however, if Landlord reasonably believes that the repairs and restoration cannot be completed despite reasonable efforts within ninety (90) days after the occurrence of such damage, Landlord shall promptly notify Tenant of the estimated repair time and either Landlord or Tenant shall have the right, at its sole option, to terminate this Lease by giving written notice of termination to the other within forty-five (45) days after the occurrence of such damage. If this Lease is terminated pursuant to the preceding sentence, all rent payable hereunder shall be apportioned and paid to the date of the occurrence of such damage. Until the repair and restoration of the Premises is completed Tenant shall be required to pay rent only for that part of the Premises that Tenant is able to use while repairs are being made, based on the ratio that the amount of usable rentable area bears to the total rentable area in the Premises; provided that if the damages result from the negligence or willful misconduct of Tenant or its employees or contractors, Landlord shall only allow Tenant a proportional abatement of rent to the extent Landlord is reimbursed from the proceeds of rental interruption insurance purchased by Landlord. Landlord shall bear the costs and expenses of repairing and restoring the Premises, except that if such damage or destruction was caused by the act or omission of Tenant or any of its employees, agents, licensees, subtenants, customers, clients, family members, or guests, upon written demand from Landlord Tenant shall pay to Landlord the amount by which such costs and expenses exceed the insurance proceeds, if any, received by Landlord on account of such damage or destruction. Nothing in this Lease shall be construed as requiring Landlord to spend more than the net proceeds of any insurance available to it for any restoration, repair or rebuilding. If Landlord fails to timely substantially complete such repair and restoration within the longer of ninety (90) days or thirty (30) days after the expiration of the repair time estimated by Landlord (notice to which was provided to Tenant within thirty (30) days after the casualty), then Tenant shall have the option, upon written notice to Landlord given before the first to occur of such substantial completion or fourteen (14) days after the expiration of the aforesaid period, to elect to terminate this Lease; Tenant's failure to timely exercise such termination right shall be a conclusive waiver of such right. Notwithstanding anything contained in this Section to the contrary, if Tenant is deprived of the use of all or any portion of the Premises by reason of such damage or destruction and such damage or destruction occurs during the last twelve (12) months of the Lease Term (giving due consideration to any extension thereof), and if, in Landlord's reasonable judgment, the time needed for such repair and restoration is sixty (60) days or more, then either party shall have the right to terminate this Lease, effective as of the date of such damage or destruction, by giving written notice of such election to the other party within sixty (60) days after the occurrence of such damage or destruction and, if such notice of termination is given, Landlord shall not be obligated to repair the damage and restore the Property.

SECTION 18.2 Limitations on Landlord's Obligations

         Notwithstanding anything in Section 18.1 or any other part of this Lease, if Landlord is obligated to repair and restore the Premises as provided in Section 18.1, Landlord shall not be required to repair or restore any decorations, alterations, or improvements to the Premises (regardless of by whom made) or any trade fixtures, furnishings, equipment, or personal property belonging to Tenant. It shall be Tenant's sole responsibility to repair and restore all such items.

SECTION 18.3 Right to Terminate

         Notwithstanding anything to the contrary contained herein, if there is a destruction of the Building that exceeds twenty-five percent (25%) of the replacement value of the Building from any risk, whether or not the Premises are damaged or destroyed, Landlord shall have the right to terminate this Lease by written notice to Tenant.


                                   ARTICLE 19
                                  CONDEMNATION
                                  ------------

SECTION 19.1 Termination for Condemnation

         If the whole or a substantial part (as hereinafter defined) of the Premises and/or the Building or the use or occupancy of the Premises shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including a sale thereof under threat of such taking), then this Lease shall terminate on the date title thereto vests in such governmental or quasi-governmental authority, and all rent payable hereunder shall be apportioned as of such date. If less than a substantial part of the Premises (or the use and occupancy thereof) is taken or condemned by any governmental or quasi-governmental authority for any public or quasi public use or purpose (including a sale thereof under threat of such a taking), this Lease shall continue in full force and effect, but the rent thereafter payable hereunder shall be equitably adjusted (on the basis of the ratio of the number of square feet of rentable area taken to the total rentable area in the Premises prior to such taking) as of the date title vests in the governmental or quasi-governmental authority. For purposes of this Section, a substantial part of the Premises or the Building shall be considered to have been taken if more than twenty-five percent (25%) of the Premises or Building is rendered unusable as a result of such taking.

SECTION 19.2 Award

         All awards, damages, and other compensation paid by the condemning authority on account of the taking or condemnation (or sale under threat of such a taking) shall belong to Landlord, and Tenant hereby assigns to Landlord all rights to such awards, damages and compensation. Tenant agrees not to make any claim against Landlord or the condemning authority for any portion of such award or compensation attributable to damages to the Premises, the value of the unexpired term of this Lease, the loss of profits or goodwill, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the condemning authority for the value of furnishings, equipment and trade fixtures installed in the Premises at Tenant's expense and for relocation expenses, provided that such claim shall in no way diminish the award or compensation payable to or recoverable by Landlord in connection with such taking or condemnation.

                                   ARTICLE 20
                                     DEFAULT
                                     -------

SECTION 20.1 Defaults by Tenant

         The occurrence of any of the following shall constitute a default by Tenant under this Lease:

         (a) If Tenant fails to make any payment of fixed annual rent or other rent (i) for which a due date is specified in this Lease up to two (2) times in any calendar year within five (5) days after notice is given that such rent is overdue and thereafter during that calendar year within five (5) days after the date due (without notice) or, (ii) if no due date is specified in this Lease for such payment, within ten (10) days after notice is given.

         (b) If Tenant violates or fails to perform any obligation set forth in
Article 8, Section 10.2, Section 21.1, Section 24.2 or Section 24.5 of this Lease beyond the expiration of any performance, notice or cure period set forth therein.

         (c) If Tenant violates or fails to perform any other term, condition, covenant or agreement to be performed or observed by Tenant under this Lease (other than as specified in this Section), and such violation or failure shall continue for ten (10) days after written notice from Landlord to Tenant of such violation or failure, however, if Tenant promptly commences to cure such violation or failure and diligently prosecutes such cure, and if such violation or failure is not reasonably curable in ten (10) days, Tenant shall have a reasonable additional period, not to exceed an aggregate of twenty (20) days to effect such cure, provided that Tenant must commence its cure within the original ten (10) day period and thereafter diligently prosecute the cure to completion.

         (d) If Tenant or any guarantor (i) is voluntarily adjudicated a bankrupt or insolvent, (ii) seeks or consents to the appointment of a receiver or trustee for itself or for all or a part of its property, (iii) files a petition seeking relief under the bankruptcy or similar laws of the United States or any state or any other jurisdiction, (iv) makes a general assignment for the benefit of creditors, or (v) admits in writing its inability to pay its debts as they mature.

         (e) If a petition is filed against Tenant or any guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state law or other statute, law, or regulation and shall remain undismissed or unstayed for sixty (60) days, or if any trustee, receiver or liquidator of Tenant or any guarantor, or of all or any substantial part of its properties, shall be appointed without the consent or acquiescence of Tenant or any guarantor and such appointment shall remain unvacated or unstayed for sixty (60) days.

         (f) If any attachment or execution of any type is issued against Tenant or any guarantor, or Tenant's property located on the Premises, or Tenant's rights or interest in the Lease, or guarantor's or Tenant's assets of any type or nature whatsoever, including but not limited to federal, state, or municipal tax liens, and such is not dismissed or released within ten (10) days thereafter.

SECTION 20.2 Landlord's Rights

         If Tenant shall be in default under this Lease, Landlord shall have the right, at its sole option, to terminate this Lease. With or without terminating this Lease, Landlord may re-enter and take possession of the Premises and the provisions of this Article shall operate as a notice to quit, any other notice to quit or notice of Landlord's intention to re-enter the Premises is hereby expressly waived. If necessary, Landlord may proceed to recover possession of the Premises under and by virtue of the laws of the District of Columbia, or by such other proceedings, including re-entry and possession, as may be applicable. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of the Landlord to be done and performed shall cease without prejudice, subject, however, to the right of Landlord to recover from Tenant all rent accrued up to the time of termination or recovery of possession by Landlord, whichever is later. Whether or not this Lease is terminated by reason of Tenant's default, the Premises may be relet by Landlord for such rent and upon such terms as Landlord deems reasonable under the circumstances and, if the full rent provided herein plus the costs, expenses, and damages described below shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in fixed and additional rent, reasonable attorneys' fees, brokerage fees, and the expenses of placing the Premises in first-class rentable condition. Any damages or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at Landlord's option, may be deferred until the expiration of the Lease Term, in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of the Lease Term. The provisions contained in this Section shall be in addition to, and shall not prevent the enforcement of, any claim Landlord may have against Tenant for anticipatory breach of this Lease.

SECTION 20.3 Liquidated Damages

         If Landlord recovers possession of the premises or terminates this Lease pursuant to Section 20.2, Landlord shall forthwith upon such termination, any other provisions of this Lease to the contrary notwithstanding, become entitled to recover from Tenant as and for liquidated damages for Tenant's default hereunder, the difference, discounted to present value by applying a discount rate equal to eight percent (8%), between (a) the annual fixed rent reserved hereunder for what, but for such termination, would have been the unexpired portion of the Lease Term, and (b) the cash rental value of the Premises for such unexpired portion of the Lease Term (unless the statute that governs or shall govern the proceedings in which such damages are to be proved limits the amount of such claim capable of being so proved, in which case Landlord shall be entitled to prove as and for liquidated damages an amount equal to that allowed by or under any such statute). In calculating such liquidated damages, the then cash rental value of the Premises shall be deemed prima facie to be the actual rent received by Landlord for the Premises or, if not received, the estimated cash rental value of the Premises upon any reletting, as determined by a broker or an appraiser selected by Landlord and approved by Tenant, such approval not to be unreasonably withheld, conditioned or delayed; if Tenant fails to object to a proposed broker or nominee and give the reason for its objection within ten (10) days after Landlord gives notice of a proposed broker or nominee, Tenant's consent shall be deemed given. Tenant shall not be entitled to receive any excess of any such rents collected from a third party over the rent reserved herein. The provisions of this Section shall be without prejudice to Landlord's right to prove and collect, in full, damages for all rent accrued prior to the termination of this Lease but not paid. In the event of a default by Tenant hereunder, if Landlord does not seek or obtain recovery in the nature of liquidated damages pursuant to this Section 20.3, Landlord will act in such a manner intended to reasonably mitigate the damages caused by Tenant's default. In any judicial proceeding, the burden of proof shall be on Tenant to show by clear and convincing evidence that Landlord failed to reasonably attempt to mitigate its damages.

SECTION 20.4 Landlord's Rights Cumulative

         All rights and remedies of Landlord set forth herein are in addition to all other rights and remedies available to Landlord at law or in equity. All rights and remedies available to Landlord hereunder or at law or in equity are expressly declared to be cumulative. The exercise by Landlord of any such right or remedy shall not prevent the concurrent or subsequent exercise of any other right or remedy.

SECTION 20.5 No Waiver By Landlord

         No delay in the enforcement or exercise of any right or remedy shall constitute a waiver of any default by Tenant hereunder or of any of Landlord's rights or remedies in connection therewith. Landlord shall not be deemed to have waived any default by Tenant hereunder unless such waiver is set forth in a written instrument signed by Landlord. If Landlord waives in writing any default by Tenant, such waiver shall not be construed as a waiver of any covenant, condition, or agreement set forth in this Lease except as to the specific circumstances described in such written waiver. If Landlord institutes proceedings against Tenant and a compromise or settlement thereof is made, the same shall not constitute a waiver of the same or any other covenant, condition, or agreement set forth herein or of any of Landlord's rights hereunder. Neither the payment by Tenant of a lesser amount than the rent due hereunder nor any endorsement or statement on any check or letter accompanying a check for payment of rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy available to Landlord. No reentry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

SECTION 20.6 Landlord's Right to Cure

         If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act. If Landlord elects to make such payment or do such act, all costs and expenses incurred by Landlord, plus interest thereon at the rate of eighteen percent (18%) per annum from the date paid by Landlord to the date of payment thereof by Tenant, shall be immediately paid by Tenant to Landlord upon demand; provided, however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. The making of any payment or the taking of such action by Landlord shall not be considered as a cure of such default by Tenant or prevent Landlord from pursuing any remedy it is otherwise entitled to pursue in connection with such default.

SECTION 20.7 Default by Landlord

         (a) In the event Landlord shall default in the payment, when due, of any monetary obligations to be paid by Landlord hereunder (including any interest or Tenant Improvement Allowance [as defined in Exhibit F] due hereunder), and Landlord has acknowledged the existence of its obligation to make the payment and the actual amount due, and Landlord fails to cure said default within fifteen (15) days after written notice thereof from Tenant, or if Tenant has obtained a final, nonappealable judgment against Landlord for a liquidated sum and Landlord fails to pay such amount within fifteen (15) days after written notice thereof from Tenant, Tenant shall be entitled to offset the amount owed by Landlord (including any interest due hereunder) against rent next accruing hereunder. If Landlord shall default in performing any of the covenants, terms or provisions of this Lease (other than the payment, when due, of any of Landlord's monetary obligations hereunder to which the preceding sentence applies), and fails to cure such default within fifteen (15) days after written notice thereof from Tenant (or such longer period as may be reasonably necessary to cure such default if such default is not reasonably susceptible to being cured within such fifteen (15) day period and Landlord commences its efforts promptly to cure the same and thereafter diligently, continuously and in good faith pursues the curing of the same to completion as soon as possible and in any event within forty-five (45) days), then, and in any of said events, Tenant shall be entitled to exercise any other right or remedy available to Tenant under law or equity, except for self-help or set-off. The remedies set forth above are in addition to and cumulative with Tenant's rental abatement rights set forth elsewhere in the Lease. Such rental abatement rights are independent of any rights or remedies set forth above.

         (b) No waiver of any provision of this Lease shall be implied by any failure of Tenant to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by Tenant of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated.

         (c) In addition to and not in lieu of any cure rights given to Landlord herein in the event that Landlord defaults under this Lease, each and every mortgagee and ground lessor having an interest in the Property shall have the right (but not the obligation) to cure any such defaults on the part of Landlord hereunder in accordance with and subject to the terms of any separate subordination, nondisturbance and attornment between it and Tenant or, in the absence of such a separate agreement, the following terms and conditions:

                  (i) The rights granted hereunder to a mortgagee or a ground lessor shall be given to any mortgagee or ground lessor of which Tenant has written notice prior to the occurrence of such default in accordance with the notice provisions specified herein. Such notice shall specify the name and address for such notice purposes of the mortgagee or ground lessor in question, and the instrument or document from which the interest of the mortgagee or ground lessor derives.

                  (ii) Tenant shall deliver to all such mortgagee or ground lessors a copy of any notice of default or demand to perform on the part of Landlord hereunder at the time such notice or demand is delivered to Landlord, and no such notice shall be effective as to the mortgagee or ground lessor unless and until it has been so delivered to such mortgagee or ground lessor;

                  (iii) The mortgagee or ground lessor in question shall have the same amount of time from the date of default that Landlord has (without duplication) to cure any default on the party of Landlord under this Lease; and

                  (iv) Tenant shall accept a cure of the mortgagee or the ground lessor in question within any applicable cure period as if such cure were the cure of Landlord.

SECTION 20.8 Attorney's Fees

         If, as the result of any alleged breach or default in the performance of the other party's obligations under this Lease, either party uses the service of an attorney in order to secure compliance with such provisions or to recover damages therefor or possession of the Premises, or if either party is made a party to an action as a result of any alleged act or failure to act of the other party, then the prevailing party in any suit, action, proceeding, arbitration, mediation or other dispute resolution mechanism shall be entitled to be paid the reasonable attorneys' fees and costs incurred by it as a result of the foregoing circumstances.


                                   ARTICLE 21
                          SUBORDINATION AND ATTORNMENT
                          ----------------------------

SECTION 21.1 Subordination

         (a) This Lease and Tenant's interest hereunder is and shall remain subject and subordinate to the lien of any and all current and future mortgages and/or any ground leases (which term "mortgages" shall include both construction and permanent financing and shall include deeds of trust, similar security instruments, and ground leases) which may now or hereafter encumber the Building and/or the Land, or any part thereof, and to all and any renewals, extensions, modifications, recastings, or refinancings thereof, if the holder or beneficiary thereof enters into a subordination, nondisturbance and attornment agreement on terms reasonably acceptable to Tenant. Without limiting such holder's or beneficiary's rights to request other terms or use a different form, Tenant hereby agrees that the terms in the form attached hereto as Exhibit H are reasonably acceptable to it. At any time after the execution of this Lease, the holder of any mortgage to which this Lease is subordinate shall have the right to declare this Lease to be superior to the lien of such mortgage and Tenant agrees to execute all documents required by such holder in confirmation thereof.

         (b) Landlord hereby subordinates its statutory lien rights, if any, as landlord, in the personal property of Tenant located at the Premises to any bona fide third party lender making financing available to Tenant and agrees to execute an instrument reasonably acceptable to it confirming such subordination upon the request of Tenant in connection with any such financing.

SECTION 21.2 Attornment

         Tenant agrees that in the event any proceedings are brought for the foreclosure of any mortgage encumbering the Building, the Land, or any part thereof, or the termination of any ground lease affecting the Building, the Land, or any part thereof, Tenant shall attorn to the purchaser at such foreclosure sale or any ground lessor, as the case may be, if requested to do so by such party, and shall recognize such party as Landlord under this Lease, and Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event any such foreclosure proceeding is prosecuted or completed.


                                   ARTICLE 22
                          DELIVERY AT END OF LEASE TERM
                          -----------------------------

SECTION 22.1 Surrender of Premises

         On the date of the expiration or termination of the Lease Term, Tenant shall quit and surrender the Premises broom clean and in good condition and repair (ordinary wear and tear and insured damage by fire or other casualty excepted), together with all Improvements which may have been made in or attached to the Premises, unless otherwise directed by Landlord pursuant to
Section 10.3 hereof.

SECTION 22.2 Holding Over

         In the event that Tenant or any party claiming under Tenant shall not immediately surrender the Premises on the date of the expiration or termination of the Lease Term, Tenant shall become a tenant by the month at one hundred fifty percent (150%) of the fixed monthly rent in effect during the last month of the Lease Term, plus one hundred percent (100%) of all additional rent in effect during the last month of the Lease Term (subject to increases thereafter as determined by Landlord in accordance with the provisions of this Lease). Said monthly tenancy shall commence on the first day following the expiration of the Lease Term. As a monthly tenant, Tenant shall be subject to all the terms, conditions, covenants, and agreements of this Lease, except as to the amount of the monthly rent, which shall be in the amount specified in this Section. As a monthly tenant, Tenant shall give to Landlord at least thirty
(30) days' written notice of any intention to quit the Premises, and Tenant shall be entitled to thirty (30) days' written notice to quit the Premises, unless Tenant is in default hereunder, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being hereby expressly waived. Notwithstanding the foregoing provisions of this Section, in the event Tenant shall hold over after the expiration of the Lease Term and if Landlord shall desire to regain possession of the Premises promptly at the expiration of the Lease Term, then at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder Landlord, at its option, may forthwith re-enter and take possession of the Premises by any legal process in force in the District of Columbia. Landlord may accept rent in the holdover amount and concurrently commence legal proceedings to regain possession of the Premises. Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for all or any portion of the Premises. Force majeure is not an excuse to holding over.


                                   ARTICLE 23
                 COVENANTS OF LANDLORD AND RESERVATION OF RIGHTS
                 -----------------------------------------------

SECTION 23.1 Covenants of Landlord

         Landlord covenants that it has the right to make this Lease for the Lease Term and that if Tenant shall pay all rent when due and punctually perform all of the covenants, terms, conditions, and agreements of this Lease to be performed by Tenant, Tenant shall have the right, during the Lease Term, to freely, peaceably, and quietly occupy and enjoy the full possession of the Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to the provisions of this Lease.

SECTION 23.2 Landlord's Reservation of Rights

         Landlord hereby reserves to itself and its successors and assigns the following rights (all of which are hereby consented to by Tenant): (a) to change the street address and/or name of the Building (provided, however, that Landlord agrees to reimburse Tenant for is reasonable costs in printing change-of-address notices and for replacing obsolete stationary, brochures or other similar printed materials if such change is at Landlord's initiative and not the initiative of the U.S. Postal Service or any other governmental authority), and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building and to change the design or configuration of the Building; (b) to erect, use, and maintain pipes and conduits in and through the Premises; and (c) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or of Tenant's use or occupancy of the Premises.

                                   ARTICLE 24
                               GENERAL PROVISIONS
                               ------------------

SECTION 24.1 Representations by Landlord

         (a) Tenant acknowledges that neither Landlord nor any broker, agent, or employee of Landlord has made any representations or promises with respect to the Premises or the Property except as herein expressly set forth, and no rights, privileges, easements, or licenses are acquired by Tenant except as herein expressly set forth.

         (b) Landlord hereby represents and warrants to Tenant that

                  (i) Landlord is the owner of the Premises in fee simple absolute and the Premises are not subject to the lien of any deed of trust, mortgage or other similar encumbering instrument except a deed of trust and related security instrument benefitting G Street Funding Company, an affiliate of J.P. Morgan & Co.;

                  (ii) Landlord's title to the Premises is not subject to any lien, easement, covenant or encumbrance which prohibits the use of the Premises as contemplated in this Lease;

                  (iii) to the best of Landlord's knowledge and belief, no existing zoning ordinance prevents the use of the Premises for the specific purpose set forth in this Lease;

                  (iv) to the best of Landlord's knowledge and belief, no Materials exist on, under or about the Premises as of the date hereof nor have any Materials been transported to or from the Premises or used, generated, manufactured, stored or disposed of on, under or about the Premises except in compliance with all applicable laws;

                  (v) subject to the consent of G Street Funding Company, Landlord has full authority to enter into this Lease;

                  (vi) subject to the consent of G Street Funding Company, no joinder or approval of another party is required with respect to Landlord's right and authority to enter into this Lease

                  (vii) to the best of Landlord's knowledge and belief, the Building structure is in good condition and repair and has no structural defects nor are there any defects affecting any base building systems;

                  (viii) to the best of Landlord's knowledge and belief, the structure (specifically including without limitation all restrooms and other base building items) has been (or as of the Lease Commencement Date will be) constructed in accordance with, and is otherwise in full compliance with, all applicable federal, state and local laws, statutes, ordinances, rules, regulations and other requirements; and

                  (ix) a permanent certificate of occupancy has been issued for the Building.

As used herein, "to the best of Landlord's knowledge and belief" means to the best knowledge and belief of the general partner(s) therein.

SECTION 24.2 No Partnership

         Nothing contained in this Lease shall be construed as creating a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of landlord and tenant.

SECTION 24.3 Brokers

         Landlord and Tenant recognize Cushman & Wakefield of Washington, D.C., Inc. as the sole broker procuring this Lease on behalf of Tenant and Cassidy & Pinkard, Inc. as the sole broker procuring this Lease on behalf of Landlord. Landlord shall pay said broker(s) a commission therefor pursuant to a separate agreement between said broker(s) and Landlord. Landlord and Tenant each represent and warrant to the other that, except as provided above, neither of them has employed or dealt with any broker, agent, or finder in carrying on the negotiations relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim or claims for brokerage or other commissions arising from or out of any breach of the foregoing representation and warranty by the respective indemnitor. No broker is a third party beneficiary of this Lease.

SECTION 24.4 Tenant Estoppel Certificates

         Tenant agrees, at any time from time to time, upon not less than ten
(10) days' prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing: (a) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications);
(b) stating whether any rent abatements remain under this Lease and the dates to which the rent has been paid by Tenant; (c) stating whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement, or condition contained in this Lease and, if so, specifying the nature of such default; (d) if any improvements are required to be performed by Landlord under this Lease, stating that all such work has been satisfactorily completed or, if not, providing a list of items excepted; (e) stating the address to which notices to Tenant are to be sent; (f) stating the Lease Commencement Date, the rent commencement date, and the scheduled expiration date of the Lease Term; (g) stating whether any security deposit has been posted; (h) stating whether Tenant has any knowledge of any environmental problem affecting the Premises or the Property; (i) stating whether Tenant has any expansion, contraction, renewal, or termination options of any sort or any right to purchase the Building and/or the Land and, if Tenant does have any of the foregoing, stating whether Tenant has exercised such option(s); and (j) certifying as to such other matters as may reasonably be requested. Any such statement delivered by Tenant may be relied upon by Landlord, any owner of the Building or the Land, any prospective purchaser of the Building or Land, any mortgagee or prospective mortgagee of the Building or Land or of Landlord's interest therein, or any prospective assignee of any such mortgagee. Any failure by Tenant to execute, acknowledge and deliver within the aforesaid ten (10) day period any estoppel certificate shall be deemed a default under this Lease. If Tenant fails to deliver such certificate within the ten
(10) day period described above and within the ten (10) day period following a second notice from Landlord, then Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge and deliver any such certificate. Any such statement delivered by Landlord as Tenant's attorney-in-fact may be relied upon as aforesaid.

SECTION 24.5 Waiver of Jury Trial

         LANDLORD AND TENANT EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT HEREUNDER, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

SECTION 24.6 Notices

         (a) Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be hand-delivered (which term includes delivery by overnight courier services), sent by facsimile, or sent by United States Mail, registered or certified, return receipt requested, postage prepaid, to the addresses set forth below:

TENANT:                        American InterContinental University
                               Tower Place
                               Suite 2000
                               3340 Peachtree Road, N.E.
                               Atlanta, Georgia  30326
                               Attn: Ms. Stephanie Kirkpatrick
                               Facsimile: (404) 812-8204

with a copy to:                Arthur Jay Schwartz, Esq.
                               Smith, Gambrell & Russell
                               Suite 3100, Promenade II
                               1230 Peachtree Street, N.E.
                               Atlanta, Georgia  30309
                               Facsimile:  (404) 815-3509

LANDLORD:                      The 1770 G Street Limited Partnership
                               c/o Robert T. Foley Company
                               5530 Wisconsin Avenue
                               Suite 945
                               Chevy Chase, Maryland 20815
                               Facsimile: (301) 951-0248

Tenant shall also send a copy of any notice to any mortgagee pursuant to Section
21.3 above.

         (b) Either Landlord or Tenant shall have the right from time to time to designate by written notice to the other party such other persons or places in the United States as Landlord or Tenant may desire written notice to be delivered or sent in accordance herewith; provided, however, at no time shall either party be required to send more than an original and two copies of any such notice, demand, or request required or permitted hereunder.

         (c) Any notice, demand, or request which shall be served upon either of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) at the time such notice, demand, or request is hand-delivered, or (ii) if first sent by facsimile before 5:00 pm (recipient's local time) on a Monday-Friday (except federal holidays), upon receipt, or if sent by facsimile at any other time, then on the first (1st) business day after being sent, or (iii) on the third (3rd) day after the mailing of such notice, demand, or request in accordance with the preceding portions of this Section.

SECTION 24.7 Partial Invalidity

         If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

SECTION 24.8 Pronouns

         Feminine or neuter pronouns shall be substituted for those of masculine form, and the plural shall be substituted for the singular number in any place or places herein in which the context may require such substitution.

SECTION 24.9 Successors and Assigns

         The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors, and assigns, subject to the provisions hereof prohibiting assignment or subletting by Tenant.

SECTION 24.10 Entire Agreement

         This Lease contains the entire agreement of the parties, and no representations, inducements, or agreements, oral or otherwise, not contained in this Lease shall be of any force or effect. This Lease may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by both parties hereto.

SECTION 24.11 Governing Law

         This Lease shall be governed by and construed in accordance with the laws of the District of Columbia without regard to conflicts of laws.

SECTION 24.12 Section Headings

         Article and Section headings are used herein for the convenience of reference and shall not be considered when construing or interpreting this Lease.

SECTION 24.13 No Offer

         The submission of an unsigned copy of this document to Tenant for Tenant's consideration does not constitute an offer to lease the Premises or an option to or for the Premises. This document shall become effective and binding only upon the execution and delivery of this Lease by both Landlord and Tenant.

SECTION 24.14 Multiple Counterparts

         This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

SECTION 24.15 Time of Essence

         TIME IS OF THE ESSENCE WITH RESPECT TO THE CARRYING OUT BY EACH PARTY HERETO OF EACH TERM OR PROVISION OF THIS LEASE TO BE PERFORMED
BY SUCH PARTY.

SECTION 24.16 Conflict

         In the event of any conflict between the main text of this Lease and any Exhibit hereto, the provisions of the main text of this Lease shall prevail.

SECTION 24.17 [Intentionally Omitted]

SECTION 24.18 Joint and Several Liability

         If more than one person or entity signs this Lease as Tenant, the liability of each such person and entity shall be joint and several.

SECTION 24.19 Force Majeure

         Except with respect to Tenant's monetary obligations hereunder, in the event that Landlord or Tenant shall be delayed or hindered in or prevented from the performance of any act or obligation required of it hereunder by reason of a labor strike, lockout, inability to procure materials, failure of power, riot, insurrection, war, or other reason not within the reasonable control of the party so affected, then performance of such act or obligation by the party so affected shall be excused for a period equivalent to the period of such delay.

SECTION 24.20 No Construction of Lease Against Drafter

         Should any provision of this Lease require judicial interpretation, it is agreed that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of the rule or conclusion that a document should be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that legal counsel was consulted by each party hereto (or opportunity for such legal consultation afforded to each party) before the execution of this Lease.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the day and year first above written.


                                LANDLORD:
                                THE 1770 G STREET LIMITED
                                PARTNERSHIP

ATTEST:                         By: Robert T. Foley Company, general partner


Susan Shirsoc                       By: /s/ Robert T. Foley
----------------------                 -------------------------
[Corporate Seal]                       Name: Robert T. Foley
                                       Title: General Partner




                                TENANT:
ATTEST:                         AMERICAN INTERCONTINENTAL UNIVERSITY,
                                INC.


Douglas C. Chait                    By: /s/ Steve Bostic
----------------------                 -------------------------
[Corporate Seal]                       Name: Steve Bostic
                                       Title: President

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